[AMERICAN GENERAL FINANCIAL GROUP LOGO]

                      ELITEPLUS(R) BONUS VARIABLE ANNUITY

                                        PROSPECTUS

                                       August 6, 2001


                                  AMERICAN GENERAL ANNUITY
                                     INSURANCE COMPANY

                                  A.G. SEPARATE ACCOUNT A

                                         ElitePlus(R) Bonus variable annuity
                                            contracts are not insured by the
                                          FDIC, The Federal Reserve Board or
                                          any similar agency. They are not a
                                         deposit or other obligation of, nor
                                         are they guaranteed or endorsed by,
                                         any bank or depository institution.
                                         An investment in a variable annuity
                                           contract is subject to investment
                                           risks, including possible loss of
                                                         principal invested.

[AMERICAN GENERAL FINANCIAL GROUP LOGO]

                     ASSOCIATED LIFESTAGE VARIABLE ANNUITY

                                        PROSPECTUS

                                       August 6, 2001


                                  AMERICAN GENERAL ANNUITY
                                     INSURANCE COMPANY

                                  A.G. SEPARATE ACCOUNT A

              Associated LifeStage variable annuity contracts are not insured by the FDIC, The Federal Reserve Board or any similar agency.
                  They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable annuity contract is subject to
             investment risks, including possible loss of principal invested.

                      (This page intentionally left blank)

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
UNITS OF INTEREST UNDER FLEXIBLE PREMIUM INDIVIDUAL FIXED AND
VARIABLE DEFERRED ANNUITY CONTRACTS
A.G. SEPARATE ACCOUNT A

                                                                  August 6, 2001


PROSPECTUS

American General Annuity Insurance Company (the "Company") offers the flexible premium individual fixed and variable deferred annuity contracts (the "Contract" or "Contracts") to provide for the accumulation of Account Value on a fixed or variable basis and payment of annuity payments on a fixed and/or variable basis. The Contracts are designed for use by individuals in retirement plans on a Qualified or Non-Qualified basis.

The Contract permits you to invest in and receive retirement benefits in up to 4 Fixed Account Options and/or an array of up to 25 Variable Account Options described in this prospectus.


The Contract provides for a 1% Bonus to be applied to eligible Purchase Payments. Fees and charges for a variable annuity contract with a bonus, such as this Contract, are higher than fees and charges for a variable annuity contract without a bonus. The Company pays for the 1% Bonus through higher fees and charges deducted from the Contract. Any increase in Account Value that you receive in connection with the 1% Bonus may be more than offset by the higher fees and charges used by the Company to pay for the 1% Bonus.


--------------------------------------------------------------------------------

This prospectus provides you with information you should know before investing in the Contract. This prospectus is accompanied by the current prospectuses for the mutual fund options described in this prospectus. Please read and retain each of these prospectuses for future reference.

You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.


A Statement of Additional Information, dated August 6, 2001, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov). This Statement of Additional Information contains additional information about the Contract and is part of this prospectus. For a free copy, complete and return the form contained in the back of this prospectus or call 1-800-424-4990.


THE CONTRACTS ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES.

                               TABLE OF CONTENTS

                                                     PAGE
                                                     ----
ABOUT THE PROSPECTUS...............................     3

FEE TABLE..........................................     4

EXAMPLES...........................................     6

SUMMARY............................................     8
    Fixed and Variable Options.....................     8
    Death Benefit Options..........................    10
    Transfers......................................    10
    Fees and Charges...............................    11
    Payout Options.................................    11
    Communications to the Company..................    11
    Federal Tax Information........................    11
    Purchase Requirements..........................    11

GENERAL INFORMATION................................    12
    About the Contract.............................    12
    About the Company..............................    12
    About A.G. Separate Account A..................    13
    About the Fixed Account........................    13
    Units of Interest..............................    13
    Distribution of the Contracts..................    13

VARIABLE ACCOUNT OPTIONS...........................    14

PURCHASE PERIOD....................................    15
    Purchase Payments..............................    15
    Right to Return................................    15
    1% Bonus.......................................    15
    Purchase Units.................................    16
    Calculation of Purchase Unit Value.............    16
    Choosing Investment Options....................    16
         Fixed Account Options.....................    16
           Non-MVA Fixed Account Options...........    17
           MVA Option..............................    17
         Variable Account Options..................    17
    Stopping Purchase Payments.....................    17

TRANSFERS BETWEEN INVESTMENT OPTIONS...............    18
    During the Purchase Period.....................    18
    During the Payout Period.......................    18
    Communicating Transfer or Reallocation
      Instructions.................................    19
    Sweep Account Program..........................    19
    Effective Date of Transfer.....................    19
    Reservation of Rights and Market Timing........    19
    Dollar Cost Averaging Program..................    20
    Portfolio Rebalancing Program..................    20

FEES AND CHARGES...................................    21
    Account Maintenance Fee........................    21
    Surrender Charge...............................    21
         Amount of Surrender Charge................    21
         10% Free Withdrawal.......................    21
         Exceptions to Surrender Charge............    21
    Market Value Adjustment........................    22
    Premium Tax Charge.............................    22
    Separate Account Charges.......................    22
    Optional Separate Account Charges..............    23
      Optional Death Benefit Charge................    23
    Fund Annual Expense Charges....................    23
    Other Tax Charges..............................    23

PAYOUT PERIOD......................................    23
    Fixed Payout...................................    23
    Variable Payout................................    23
    Combination Fixed and Variable Payout..........    24
    Payout Date....................................    24
    Payout Options.................................    24
    Payout Information.............................    24


                                                     PAGE
                                                     ----

SURRENDER OF ACCOUNT VALUE.........................    25
    When Surrenders are Allowed....................    25
    Amount That May Be Surrendered.................    25
    Surrender Restrictions.........................    25
    Partial Surrender..............................    25
    Systematic Withdrawal Program..................    25
    Distributions Required By Federal Tax Law......    26

EXCHANGE PRIVILEGE.................................    26
    Restrictions on Exchange Privilege.............    26
    Charges and Taxes..............................    26

DEATH BENEFITS.....................................    26
    Beneficiary Information........................    26
    Proof of Death.................................    27
    Special Information for Non-Tax Qualified
      Contracts....................................    27
    Joint Owner Spousal Election Information.......    27
    During the Purchase Period.....................    27
      Standard Death Benefit.......................    27
      Enhanced Death Benefit.......................    28
      Annual Step-Up Death Benefit.................    28
      Gain Preservation Death Benefit..............    28
    During the Payout Period.......................    29

HOW TO REVIEW INVESTMENT PERFORMANCE OF SEPARATE
  ACCOUNT DIVISIONS................................    29
    Types of Investment Performance Information
      Advertised...................................    29
    Total Return Performance Information...........    29
    Standard Average Annual Total Return...........    29
    Nonstandard Average Annual Total Return........    29
    Cumulative Total Return........................    30
    Annual Change in Purchase Unit Value...........    30
    Cumulative Change in Purchase Unit Value.......    30
    Total Return Based on Different Investment
      Amounts......................................    30
    An Assumed Account Value of $10,000............    30
    Yield Performance Information..................    30
    North American--AG Money Market Fund Division..    30
    Divisions Other Than the North American--AG
      Money Market Fund Division...................    30

OTHER CONTRACT FEATURES............................    31
    Change of Beneficiary..........................    31
    Cancellation -- The 10 Day "Free Look".........    31
    We Reserve Certain Rights......................    31
    Deferring Payments.............................    31

VOTING RIGHTS......................................    31
    Who May Give Voting Instructions...............    32
    Determination of Fund Shares Attributable to
      Your Account.................................    32
         During Purchase Period....................    32
         During Payout Period or After a Death
           Benefit Has Been Paid...................    32
    How Fund Shares Are Voted......................    32

FEDERAL TAX MATTERS................................    32
    Types of Plans.................................    32
    Tax Consequences in General....................    33
    Effect of Tax-Deferred Accumulations...........    33
    The Power of Tax-Deferred Growth...............    34

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

APPENDIX I -- SELECTED PURCHASE UNIT DATA

ABOUT THE PROSPECTUS
--------------------------------------------------------------------------------

Unless otherwise specified in this prospectus, the words we, our, Company and AGAIC mean American General Annuity Insurance Company. The words you and your, unless otherwise specified in this prospectus, mean the contract owner, annuitant or beneficiary.

We will use a number of other specific terms in this prospectus. The specific terms that we define for you in this prospectus are:

DEFINED TERMS                   PAGE NO.
-------------                   --------
Account Value..............        18
A.G. Separate Account A....        31
Annuitant..................        26
Annuity Service Center.....        18
Assumed Investment Rate....        23
Beneficiary................        26
Bonus......................      11, 15
Contract Anniversary.......      11, 21
Contract Owner.............        31
Divisions..................        29
Fixed Account Options......        16
Mutual Fund or Fund........        13
MVA Band...................      12, 18
MVA Term...................      11, 18
Payout Payments............        23
Payout Period..............        18
Payout Unit................        23
Purchase Payments..........        10
Purchase Period............        18
Purchase Unit..............        16
Variable Account Options...        14
Variable Payout............        23

This prospectus is being given to you to help you make decisions for selecting various investment options and benefits to plan and save for your retirement. It is intended to provide you with information about the Company, the Contract, and saving for your retirement.

The purpose of Variable Account Options and Variable Payout is to provide you investment returns which are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

This prospectus describes a contract in which units of interest in A.G. Separate Account A are offered. The Contract will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. This prospectus describes only the variable aspects of the Contract except where the Fixed Account Options are specifically mentioned.

For specific information about the Variable Account Options, you should refer to the mutual fund prospectuses you have been given with this document. You should keep these prospectuses to help answer any questions you may have in the future.

Following this introduction is a summary of the major features and options of the Contract. It is intended to provide you with a brief overview of those sections discussed in more detail in this prospectus.

FEE TABLE
--------------------------------------------------------------------------------

The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly under a Contract. The table reflects expenses of A.G. Separate Account A and the Funds. We may also deduct amounts for state premium taxes or similar assessments, where applicable.

- CONTRACT OWNER CHARGES(1)

  Maximum Surrender Charge
  (As a percentage of the Purchase Payment withdrawn and
  based on the length of time from when each Purchase
  Payment was received).....................................      5.00%

  Transfer Fee(2)...........................................       $25
                                                              or 2% of the
                                                        amount transferred
- ACCOUNT MAINTENANCE FEE(3)................................       $30

- SEPARATE ACCOUNT ANNUAL CHARGES:
  (As a percentage of Average Account Value)

  Mortality and Expense Risk Fee............................      1.25%
  Administration Fee........................................      0.15%
      Total Separate Account Fee............................      1.40%

- OPTIONAL SEPARATE ACCOUNT ANNUAL CHARGES:
  (As a percentage of Average Account Value)

  Death Benefit Option Charges(4):
    Enhanced Death Benefit Charge...........................      0.05%
    Annual Step-Up Death Benefit Charge.....................      0.10%
    Gain Preservation Death Benefit Charge..................      0.50%

Assuming you select the Gain Preservation Death Benefit, the MAXIMUM
SEPARATE ACCOUNT ANNUAL CHARGES you would pay under the Contract are 1.90%.

---------------

(1) Premium Taxes are not shown here, but may be charged by some states. See "Premium Tax Charge" in this prospectus.

(2) Currently, no transfer fee is imposed on transfers. The Company reserves the right to impose such a fee in the future which will not exceed the lesser of $25 or 2% of the amount transferred. See the "Transfers Between Investment Options" section in this prospectus.

(3) During the Purchase Period, if the Account Value on a Contract Anniversary is at least $40,000, then no Account Maintenance Fee will be deducted for that Contract Year. See the "Fees and Charges" section in this prospectus.

(4) The Contract offers you the choice from among three optional death benefits, in addition to the Contract's Standard Death Benefit provision. You will pay an additional charge if you select the Enhanced Death Benefit, the Annual Step-Up Death Benefit or the Gain Preservation Death Benefit. There is no charge for the Standard Death Benefit. See the "Death Benefit" and the "Fees and Charges" sections in this prospectus.

--------------------------------------------------------------------------------

YEAR 2000 FUND ANNUAL EXPENSES
(as a percentage of average net assets):


                                                                                                      TOTAL
                                                                                                     ANNUAL
                                                                                    OTHER           PORTFOLIO
                                                         MANAGEMENT              EXPENSES(1)        EXPENSES
                                                         FEES (AFTER   12B-1       (AFTER            (AFTER
                         FUND                            FEE WAIVER)   FEES    EXPENSE WAIVER)   EXPENSE WAIVER)
                         ----                            -----------   -----   ---------------   ---------------
AIM V.I. Capital Appreciation Fund(2)                       0.61%        --         0.21%             0.82%
AIM V.I. Diversified Income Fund(2)                         0.60         --         0.30              0.90
Janus Aspen Growth Portfolio -- Service Shares(3)           0.65       0.25%        0.02              0.92
Janus Aspen International Growth Portfolio -- Service
  Shares(3)                                                 0.65       0.25         0.06              0.96
MFS(R) VIT Capital Opportunities Series(2)(4)               0.75         --         0.16              0.91
North American--AG Government Securities Fund(2)(5)(6)      0.50         --         0.09              0.59
North American--AG Growth & Income Fund(2)(5)(6)            0.75         --         0.10              0.85
North American--AG High Yield Bond Fund(2)(7)               0.70         --         0.29              0.99
North American--AG International Equities Fund(2)(5)(6)     0.35         --         0.10              0.45
North American--AG Money Market Fund(2)(5)(6)               0.50         --         0.10              0.60
North American--AG Stock Index Fund(2)(5)(6)                0.26         --         0.09              0.35
North American--AG Strategic Bond Fund(2)(7)                0.60         --         0.29              0.89
North American--Neuberger Berman MidCap Value
  Fund(2)(7)                                                0.75         --         0.30              1.05
North American--Putnam Opportunities Fund(2)(6)(8)          0.95         --         0.10              1.05
North American--T. Rowe Price Science & Technology
  Fund(2)(6)                                                0.90         --         0.10              1.00
OCCAT Managed Portfolio(9)                                  0.78         --         0.08              0.86
Oppenheimer Capital Appreciation Fund/VA(2)(10)             0.64         --         0.03              0.67
Oppenheimer High Income Fund/VA(2)(10)                      0.74         --         0.05              0.79
Oppenheimer Main Street Growth & Income Fund/VA(2)(10)      0.70         --         0.03              0.73
Oppenheimer Small Cap Growth Fund/VA(2)(10)                 0.75         --         0.60              1.35
Putnam VT Global Growth Fund -- Class IB Shares(11)(12)     0.66       0.25         0.10              1.01
Putnam VT Voyager Fund II -- Class IB Shares(13)            0.70       0.25         0.77              1.72
Templeton Developing Markets Securities Fund -- Class
  2(2)(14)                                                  1.25       0.25         0.31              1.81
Templeton International Securities Fund -- Class
  2(2)(14)                                                  0.67       0.25         0.20              1.12
Van Kampen LIT Emerging Growth Portfolio -- Class I
  Shares(2)                                                 0.65         --         0.10              0.75


------------

 (1) OTHER EXPENSES includes custody, accounting, reports to shareholders, audit, legal, administrative and other miscellaneous expenses. See each Fund's prospectus for a detailed explanation of these fees.

 (2) Most of the Funds' advisers or administrators have entered into arrangements under which they pay certain amounts to the Company for services such as proxy mailings and tabulation, mailing of fund related information and responding to Contract Owner inquiries about the Funds. The fees shown above for Total Annual Portfolio Expenses are unaffected by these arrangements. To the extent that we receive these fees, we do not lower the Contract fees that we charge you. We do not generate a profit from these fees, but only offset the cost of services. See the "Variable Account Options" section of this prospectus.

 (3) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Growth and International Growth Portfolios. All expenses are shown without the effect of any expense offset arrangements. The prospectus for Janus Aspen Series under "Fees and Expenses" discusses the 12b-1 fee.

 (4) The MFS(R) VIT Capital Opportunities Series has an expense offset arrangement which reduces the Series custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Series' expenses. The "Other Expenses" in Fund Annual Expenses table above do not take into account these expense reductions, and are therefore higher than the actual expenses of the Series. Had these fee reductions been taken into account, "Total Annual Portfolio Expenses (After Expense Waiver)" in Fund Annual Expenses table above would be lower for the Series and would equal 0.90%. See the accompanying MFS(R) Variable Insurance Trust prospectus for more details.


 (5) Effective October 1, 2000 American General Series Portfolio Company changed its name to North American Funds Variable Product Series I. Accordingly, AGSPC Government Securities Fund, AGSPC Growth and Income Fund, AGSPC International Equities Fund, AGSPC Money Market Fund, and AGSPC Stock Index Fund changed their names to North American--AG Government Securities Fund, North American--AG Growth & Income Fund, North American--AG International Equities Fund, North American--AG Money Market Fund, and North American--AG Stock Index Fund, respectively.


 (6) The expenses for these funds have been restated to reflect contractual changes effective May 1, 2001.

 (7) As of August 31, 2000, in the absence of Management Fee Waiver, Other Expense Waiver and Total Annual Portfolio Expense Waiver, Management Fees, Other Expenses and Total Annual Portfolio Expenses, respectively, would have been: North American--AG High Yield Bond Fund, 0.70%, 0.92% and 1.62%; North American--Neuberger Berman MidCap Value Fund, 0.75%, 0.89% and 1.64%; and North American--AG Strategic Bond Fund, 0.60%, 0.91% and 1.51%.

 (8) Management fees and other expenses for the North American--Putnam Opportunities Fund are estimated for the current fiscal year.

--------------------------------------------------------------------------------

 (9) Total annual portfolio operating expenses for the Portfolio are limited by OpCap Advisors so that their respective annualized operating expenses (net of expense offsets) do not exceed 1.00% of the Portfolio's average daily net assets.

(10) The Oppenheimer Capital Appreciation Fund/VA was formerly known as the Oppenheimer Growth Fund. The Oppenheimer Main Street Growth & Income Fund/VA was formerly known as the Oppenheimer Growth & Income Fund. The Oppenheimer High Income Fund/VA was formerly known as the Oppenheimer High Income Fund. The Oppenheimer Small Cap Growth Fund/VA was formerly known as the Oppenheimer Small Cap Growth Fund.

(11) The prospectus for Putnam Variable Trust -- Class IB Shares under "Distribution Plan" discusses this 12b-1 fee.

(12) The Fund's fees have been restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC. The Trustees of Putnam Variable Trust currently limit 12b-1 fee payments on Class IB Shares to 0.25% of average net assets.

(13) Expenses are based on estimates for Putnam VT Voyager Fund II's first full fiscal year.

(14) The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus.

EXAMPLES
--------------------------------------------------------------------------------

The following four Examples show the amount of expenses (in dollars) that would be incurred under the Contract assuming (1) a $1,000 investment, (2) a 5% annual return, and (3) the continuation of any fee waivers described in the "Fee Table--Fund Annual Expenses" section in this prospectus. All four Examples also include a pro rata deduction for the $30 Annual Contract Maintenance Fee.

In Examples 1 and 2, we show you what you would pay based on Separate Account Annual Expenses of 1.90%, which is the maximum Separate Account Annual Expenses that could be assessed under a Contract. In Examples 3 and 4, we show you what you would pay based on Separate Account Annual Expenses of 1.40%, which is the minimum Separate Account Annual Expenses that you could pay under a Contract.

EXAMPLE #1 -- If you choose the Gain Preservation Death Benefit and you do not surrender the Contract at the end of the period shown or you receive Payout Payments under a Payout Option(1).

Total Expenses. You would pay the following expenses:


                                                             1 YEAR   3 YEARS   5 YEARS(2)   10 YEARS(2)
                                                             ------   -------   ----------   -----------
AIM V.I. Capital Appreciation Fund Division 8                 $28      $ 85        $146         $308
AIM V.I. Diversified Income Fund Division 9                    29        88         149          316
Janus Aspen Growth Portfolio -- Service Shares Division 16     29        88         150          318
Janus Aspen International Growth Portfolio -- Service Shares
  Division 17                                                  29        90         152          322
MFS(R) VIT Capital Opportunities Series Division 18            29        88         150          317
North American--AG Government Securities Fund Division 4       25        77         132          282
North American--AG Growth & Income Fund Division 1             28        85         145          307
North American--AG High Yield Bond Fund Division 19            30        90         154          325
North American--AG International Equities Fund Division 2      20        62         107          232
North American--AG Money Market Fund Division 6                25        78         133          283
North American--AG Stock Index Fund Division 5                 23        70         120          258
North American--AG Strategic Bond Fund Division 20             29        87         149          315
North American--Neuberger Berman MidCap Value Fund Division
  21                                                           30        92         157          330
North American--Putnam Opportunities Fund Division 22          30        91         N/A          N/A
North American--T. Rowe Price Science & Technology Fund
  Division 23                                                  29        90         152          322
OCCAT Managed Portfolio Division 3                             28        87         148          312
Oppenheimer Capital Appreciation Fund/VA Division 10           26        81         138          294
Oppenheimer High Income Fund/VA Division 12                    28        84         144          306
Oppenheimer Main Street Growth & Income Fund/VA Division 11    27        83         141          300
Oppenheimer Small Cap Growth Fund/VA Division 13               33       101         171          358
Putnam VT Global Growth Fund -- Class IB Shares Division 24    30        91         155          327
Putnam VT Voyager Fund II -- Class IB Shares Division 25       37       112         N/A          N/A
Templeton Developing Markets Securities Fund -- Class 2
  Division 14                                                  38       114         193          399
Templeton International Securities Fund -- Class 2 Division
  15                                                           31        94         160          337
Van Kampen LIT Emerging Growth Portfolio -- Class I Shares
  Division 7                                                   27        83         142          302


---------------

(1) Payout Payments under a Payout Option may not commence prior to the end of the fifth Contract Year.

(2) "N/A" indicates SEC rules require that we complete Examples for the North American -- Putnam Opportunities Fund and Putnam VT Voyager Fund II -- Class IB Shares for only the one and three year periods.

EXAMPLE #2 -- If you choose the Gain Preservation Death Benefit and you surrender the Contract at the end of the period shown.

Total Expenses. You would pay the following expenses:


                                                             1 YEAR   3 YEARS   5 YEARS(1)   10 YEARS(1)
                                                             ------   -------   ----------   -----------
AIM V.I. Capital Appreciation Fund Division 8                 $78      $134        $176         $308
AIM V.I. Diversified Income Fund Division 9                    79       136         179          316
Janus Aspen Growth Portfolio -- Service Shares Division 16     79       136         180          318
Janus Aspen International Growth Portfolio -- Service Shares
  Division 17                                                  79       138         182          322
MFS(R) VIT Capital Opportunities Series Division 18            79       136         180          317
North American--AG Government Securities Fund Division 4       75       126         162          282
North American--AG Growth & Income Fund Division 1             78       133         175          307
North American--AG High Yield Bond Fund Division 19            80       138         184          325
North American--AG International Equities Fund Division 2      70       112         137          232
North American--AG Money Market Fund Division 6                75       126         163          283
North American--AG Stock Index Fund Division 5                 73       119         150          258
North American--AG Strategic Bond Fund Division 20             79       136         179          315
North American--Neuberger Berman MidCap Value Fund Division
  21                                                           80       140         187          330
North American--Putnam Opportunities Fund Division 22          80       139         N/A          N/A
North American--T. Rowe Price Science & Technology Fund
  Division 23                                                  79       138         182          322
OCCAT Managed Portfolio Division 3                             78       135         178          312
Oppenheimer Capital Appreciation Fund/VA Division 10           76       129         168          294
Oppenheimer High Income Fund/VA Division 12                    78       133         174          306
Oppenheimer Main Street Growth & Income Fund/VA Division 11    77       131         171          300
Oppenheimer Small Cap Growth Fund/VA Division 13               83       148         201          358
Putnam VT Global Growth Fund -- Class IB Shares Division 24    80       139         185          327
Putnam VT Voyager Fund II -- Class IB Shares Division 25       87       159         N/A          N/A
Templeton Developing Markets Securities Fund -- Class 2
  Division 14                                                  88       161         222          399
Templeton International Securities Fund -- Class 2 Division
  15                                                           81       142         190          337
Van Kampen LIT Emerging Growth Portfolio -- Class I Shares
  Division 7                                                   77       132         172          302


---------------

(1) "N/A" indicates SEC rules require that we complete Examples for the North American -- Putnam Opportunities Fund and Putnam VT Voyager Fund II -- Class IB Shares for only the one and three year periods.

EXAMPLE #3 -- If you do not choose any optional death benefit and you do not surrender the Contract at the end of the period shown or you receive Payout Payments under a Payout Option.(1)

Total Expenses. You would pay the following expenses:


                                                             1 YEAR   3 YEARS   5 YEARS(2)   10 YEARS(2)
                                                             ------   -------   ----------   -----------
AIM V.I. Capital Appreciation Fund Division 8                 $23      $ 70        $121         $259
AIM V.I. Diversified Income Fund Division 9                    24        73         125          267
Janus Aspen Growth Portfolio -- Service Shares Division 16     24        73         126          269
Janus Aspen International Growth Portfolio -- Service Shares
  Division 17                                                  24        75         128          273
MFS(R) VIT Capital Opportunities Series Division 18            24        73         125          268
North American--AG Government Securities Fund Division 4       21        63         109          235
North American--AG Growth & Income Fund Division 1             23        71         122          262
North American--AG High Yield Bond Fund Division 19            25        76         129          276
North American--AG International Equities Fund Division 2      16        48          84          183
North American--AG Money Market Fund Division 6                21        64         109          236
North American--AG Stock Index Fund Division 5                 18        56          97          210
North American--AG Strategic Bond Fund Division 20             24        72         124          266
North American--Neuberger Berman MidCap Value Fund Division
  21                                                           25        77         132          282
North American--Putnam Opportunities Fund Division 22          25        77         N/A          N/A
North American--T. Rowe Price Science & Technology Fund
  Division 23                                                  25        76         130          277
OCCAT Managed Portfolio Division 3                             23        72         123          263
Oppenheimer Capital Appreciation Fund/VA Division 10           21        66         113          244
Oppenheimer High Income Fund/VA Division 12                    23        69         119          256
Oppenheimer Main Street Growth & Income Fund/VA Division 11    22        68         116          250
Oppenheimer Small Cap Growth Fund/VA Division 13               28        86         147          311
Putnam VT Global Growth Fund -- Class IB Shares Division 24    25        76         130          278
Putnam VT Voyager Fund II -- Class IB Shares Division 25       32        97         N/A          N/A
Templeton Developing Markets Securities Fund -- Class 2
  Division 14                                                  33       100         169          354
Templeton International Securities Fund -- Class 2 Division
  15                                                           26        79         136          289
Van Kampen LIT Emerging Growth Portfolio -- Class I Shares
  Division 7                                                   22        68         117          252


---------------

(1) Payout Payments under a Payout Option may not commence prior to the end of the fifth Contract Year.

(2) "N/A" indicates SEC rules require that we complete Examples for the North American -- Putnam Opportunities Fund and Putnam VT Voyager Fund II -- Class IB Shares for only the one and three year periods.

EXAMPLE #4 -- If you do not choose any optional death benefit and you surrender the Contract at the end of the period shown.

Total Expenses. You would pay the following expenses:


                                                             1 YEAR   3 YEARS   5 YEARS(1)   10 YEARS(1)
                                                             ------   -------   ----------   -----------
AIM V.I. Capital Appreciation Fund Division 8                 $73      $119        $151         $259
AIM V.I. Diversified Income Fund Division 9                    74       122         155          267
Janus Aspen Growth Portfolio -- Service Shares Division 16     74       122         156          269
Janus Aspen International Growth Portfolio -- Service Shares
  Division 17                                                  74       123         158          273
MFS(R) VIT Capital Opportunities Series Division 18            74       122         155          268
North American--AG Government Securities Fund Division 4       71       113         139          235
North American--AG Growth & Income Fund Division 1             73       120         152          262
North American--AG High Yield Bond Fund Division 19            75       124         159          276
North American--AG International Equities Fund Division 2      66        98         114          183
North American--AG Money Market Fund Division 6                71       113         139          236
North American--AG Stock Index Fund Division 5                 68       106         127          210
North American--AG Strategic Bond Fund Division 20             74       121         154          266
North American--Neuberger Berman MidCap Value Fund Division
  21                                                           75       126         162          282
North American--Putnam Opportunities Fund Division 22          75       126         N/A          N/A
North American--T. Rowe Price Science & Technology Fund
  Division 23                                                  75       125         160          277
OCCAT Managed Portfolio Division 3                             73       121         153          263
Oppenheimer Capital Appreciation Fund/VA Division 10           71       115         143          244
Oppenheimer High Income Fund/VA Division 12                    73       119         149          256
Oppenheimer Main Street Growth & Income Fund/VA Division 11    72       117         146          250
Oppenheimer Small Cap Growth Fund/VA Division 13               78       134         177          311
Putnam VT Global Growth Fund -- Class IB Shares Division 24    75       125         160          278
Putnam VT Voyager Fund II -- Class IB Shares Division 25       82       145         N/A          N/A
Templeton Developing Market Securities Fund -- Class 2
  Division 14                                                  83       147         199          354
Templeton International Securities Fund -- Class 2 Division
  15                                                           76       128         166          289
Van Kampen LIT Emerging Growth Portfolio -- Class I Shares
  Division 7                                                   72       117         147          252


---------------

(1) "N/A" indicates SEC rules require that we complete Examples for the North American -- Putnam Opportunities Fund and Putnam VT Voyager Fund II -- Class IB Shares for only the one and three year periods.

SUMMARY
--------------------------------------------------------------------------------

The Contract is a combination fixed and variable annuity that offers you a wide choice of investment options and flexibility. A summary of the Contract's major features is presented below. For a more detailed discussion of the Contract, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

The Contract offers a choice from among 25 Variable Account Options. The Contract also offers four Fixed Account Options, two of which, the DCA One Year Guarantee Period Option and the DCA Six Month Guarantee Period Option, are available only for dollar cost averaging. See the "Dollar Cost Averaging Program" section of this prospectus.

--------------------------------------------------------------------------------

                      FIXED ACCOUNT
                      OPTIONS
---------------------------------------------------------------------------------------------------------------------------
FIXED                 One Year Guarantee          Guaranteed current interest income
OPTIONS               Period
                      ("One Year Fixed
                      Account")
                      -----------------------------------------------------------------------------------------------------
                      DCA One Year Guarantee      Guaranteed current interest income
                      Period ("DCA One Year
                      Fixed Account")
                      -----------------------------------------------------------------------------------------------------
                      DCA Six Month               Guaranteed current interest income
                      Guarantee Period ("DCA
                      Six Month
                      Fixed Account")
                      -----------------------------------------------------------------------------------------------------
                      Market Value                Multi-year guaranteed interest income
                      Adjustment Guarantee        (May not be available in all states)
                      Period ("MVA Option")*
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      VARIABLE ACCOUNT            INVESTMENT OBJECTIVE**                             ADVISER
                      OPTIONS
---------------------------------------------------------------------------------------------------------------------------
EQUITY                AIM V.I. Capital            Growth of capital.                                 A I M Advisors, Inc.
FUNDS                 Appreciation Fund(1)
                      -----------------------------------------------------------------------------------------------------
                      Janus Aspen Growth          Seeks long-term growth of capital in a manner      Janus Capital
                      Portfolio -- Service        consistent with the preservation of capital.
                      Shares(2)
                      -----------------------------------------------------------------------------------------------------
                      Janus Aspen                 Seeks long-term growth of capital.                 Janus Capital
                      International Growth
                      Portfolio -- Service
                      Shares(2)
                      -----------------------------------------------------------------------------------------------------
                      MFS(R) VIT Capital          Seeks capital appreciation.                        Massachusetts
                      Opportunities                                                                  Financial Services
                      Series(3)                                                                      Company
                      -----------------------------------------------------------------------------------------------------
                      North American--AG          Seeks to provide long-term growth of capital       American General
                      Growth & Income             and, secondarily, current income through           Advisers
                      Fund(4)                     investment in common stocks and
                                                  equity-related securities.
                      -----------------------------------------------------------------------------------------------------
                      North American--AG          Seeks to provide long-term growth of capital       American General
                      International Equities      through investments primarily in a                 Advisers
                      Fund(4)                     diversified portfolio of equity and equity
                                                  related securities of foreign issuers that,
                                                  as a group, are expected to provide
                                                  investment results closely corresponding to
                                                  the performance of the EAFE Index.
                      -----------------------------------------------------------------------------------------------------
                      North American--AG          Seeks long-term capital growth through             American General
                      Stock Index Fund(4)         investment in common stocks that, as a group,      Advisers
                                                  are expected to provide investment results
                                                  closely corresponding to the performance of
                                                  the Standard & Poor's 500 Stock Index(R).
                      -----------------------------------------------------------------------------------------------------
                      North American--            Seeks capital growth through investment in         American General
                      Neuberger Berman            equity securities of medium capitalization         Advisers
                      MidCap Value Fund(5)        companies using a value-oriented investment
                                                  approach.
                      -----------------------------------------------------------------------------------------------------
                      North American--Putnam      Seeks capital appreciation through                 American General
                      Opportunities Fund(4)       investments in common stocks.                      Advisers
                      -----------------------------------------------------------------------------------------------------
                      North American--T.          Seeks long-term capital appreciation through       American General
                      Rowe Price Science &        investment primarily in the common stocks of       Advisers
                      Technology Fund(4)          companies that are expected to benefit from
                                                  the development, advancement and use of
                                                  science and technology.
                      -----------------------------------------------------------------------------------------------------
                      OCCAT Managed               Growth through investments in common stocks,       OpCap Advisors
                      Portfolio(6)                bonds and cash equivalents.
                      -----------------------------------------------------------------------------------------------------
                      Oppenheimer Capital         Seeks to achieve capital appreciation by           OppenheimerFunds, Inc.
                      Appreciation                investing in securities of well-known
                      Fund/VA(7)                  established companies.
                      -----------------------------------------------------------------------------------------------------
                      Oppenheimer Main            Seeks high total return (which includes            OppenheimerFunds, Inc.
                      Street Growth & Income      growth in the value of its shares as well as
                      Fund/VA(7)                  current income) from equity and debt related
                                                  securities. From time to time, the Fund may
                                                  focus on small to medium capitalization
                                                  common stocks, bonds and convertible
                                                  securities.
                      -----------------------------------------------------------------------------------------------------
                      Oppenheimer Small Cap       Seeks to provide capital appreciation              OppenheimerFunds, Inc.
                      Growth Fund/VA(7)           primarily through investments in securities
                                                  of small cap companies with a market
                                                  capitalization of up to $1.8 billion.
                      -----------------------------------------------------------------------------------------------------
                      Putnam VT Global            Seeks capital appreciation                         Putnam Investment
                      Growth Fund -- Class                                                           Management, LLC
                      IB Shares(8)
                      -----------------------------------------------------------------------------------------------------
                      Putnam VT Voyager Fund      Seeks long-term growth of capital.                 Putnam Investment
                      II -- Class IB                                                                 Management, LLC
                      Shares(8)
                      -----------------------------------------------------------------------------------------------------
                      Templeton Developing        Seeks long-term capital appreciation. The          Templeton Asset
                      Markets Securities          Fund invests primarily in emerging market          Management Ltd.
                      Fund --                     equity securities.
                      Class 2(9)
                      -----------------------------------------------------------------------------------------------------
                      Templeton                   Long-term capital growth. The Fund invests         Templeton Investment
                      International               primarily in stocks of companies located           Counsel, LLC
                      Securities Fund --          outside the United States, including emerging
                      Class 2(9)                  markets.
                      -----------------------------------------------------------------------------------------------------
                      Van Kampen LIT              Capital appreciation by investing in common        Van Kampen Asset
                      Emerging Growth             stocks of emerging growth companies.               Management Inc.
                      Portfolio -- Class I
                      Shares(10)
---------------------------------------------------------------------------------------------------------------------------

                       SUB-ADVISER

---------------------------------------------------------------------------------------------------------------------------
EQUITY                 --
FUNDS
                      -----------------------------------------------------------------------------------------------------

                       --

                      -----------------------------------------------------------------------------------------------------

                       --

                      -----------------------------------------------------------------------------------------------------

                       --

                      -----------------------------------------------------------------------------------------------------

                       --

                      -----------------------------------------------------------------------------------------------------

                       --

                      -----------------------------------------------------------------------------------------------------

                       --

                      -----------------------------------------------------------------------------------------------------

                       Neuberger Berman
                       Management Inc.

                      -----------------------------------------------------------------------------------------------------

                       Putnam Investment
                       Management, LLC

                      -----------------------------------------------------------------------------------------------------

                       T. Rowe Price
                       Associates, Inc.

                      -----------------------------------------------------------------------------------------------------

                       --

                      -----------------------------------------------------------------------------------------------------

                       --

                      -----------------------------------------------------------------------------------------------------

                       --

                      -----------------------------------------------------------------------------------------------------

                       --

                      -----------------------------------------------------------------------------------------------------

                       --

                      -----------------------------------------------------------------------------------------------------

                       --

                      -----------------------------------------------------------------------------------------------------

                       --

                      -----------------------------------------------------------------------------------------------------

                       --

                      -----------------------------------------------------------------------------------------------------

                       --

---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INCOME FUNDS          AIM V.I. Diversified        Achieve a high level of current income.            A I M Advisors, Inc.
                      Income Fund(1)
                      -----------------------------------------------------------------------------------------------------
                      North American--AG          Seeks high current income and protection of        American General
                      Government Securities       capital through investments in intermediate        Advisers
                      Fund(4)                     and long-term U.S. Government debt
                                                  securities.
                      -----------------------------------------------------------------------------------------------------
                      North American--AG          Seeks the highest possible total return and        American General
                      High Yield Bond             income consistent with conservation of             Advisers
                      Fund(5)                     capital through investment in a diversified
                                                  portfolio of high yielding, high risk fixed-
                                                  income securities.
                      -----------------------------------------------------------------------------------------------------
                      North American--AG          Seeks the highest possible total return and        American General
                      Strategic Bond Fund(5)      income consistent with conservation of             Advisers
                                                  capital through investment in a diversified
                                                  portfolio of income producing securities.
                      -----------------------------------------------------------------------------------------------------
                      Oppenheimer High            Seeks to provide a high level of current           OppenheimerFunds, Inc.
                      Income Fund/VA(7)           income from investment in high yield
                                                  fixed-income securities.
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND     North American--AG          Seeks liquidity, protection of capital and         American General
                      Money Market Fund(4)        current income through investments in              Advisers
                                                  short-term money market securities.
---------------------------------------------------------------------------------------------------------------------------

INCOME FUNDS           --
                      -----------------------------------------------------------------------------------------------------

                       --
                      -----------------------------------------------------------------------------------------------------

                       American General
                       Investment
                       Management, L.P.
                       ("AGIM")
                      -----------------------------------------------------------------------------------------------------

                       AGIM
                      -----------------------------------------------------------------------------------------------------

                       --
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND      --
---------------------------------------------------------------------------------------------------------------------------

 (1) A series of AIM Variable Insurance Funds.
 (2) A series of Janus Aspen Series -- Service Shares.
 (3) A series of MFS(R) Variable Insurance Trust.
 (4) A series of North American Funds Variable Product Series I.
 (5) A series of North American Funds Variable Product Series II.
 (6) A series of OCC Accumulation Trust ("OCCAT").
 (7) A series of Oppenheimer Variable Account Funds.
 (8) A series of Putnam Variable Trust.
 (9) A series of Franklin Templeton Variable Insurance Products Trust.
(10) A series of Van Kampen Life Investment Trust.
 * See the "MVA Option" and "Market Value Adjustment" sections in this prospectus for more information on how the MVA Option works.
 ** There can be no assurance that investment objectives will be achieved.


                            A detailed description of the investment            - You may transfer your Account Value from the
For more information on     objective of each Fund can also be found in each      One Year Fixed Account Option to one or more
PURCHASE PAYMENTS, refer    Fund's current prospectus.                            Variable Account Options once each day; and
to the "Purchase Period"
section of the prospectus.  DEATH BENEFIT OPTIONS                               - You may transfer your Account Value from one
                                                                                  or more Variable Account Options into the One
                            At the time that your Contract is issued you may      Year Fixed Account Option once each day,
                            choose the Enhanced Death Benefit, the Annual         subject to a six month waiting period
                            Step-Up Death Benefit, or the Gain Preservation       following any transfer of Account Value from
                            Death Benefit, in place of the Standard Death         the One Year Fixed Account Option into one or
                            Benefit offered in the Contract. If you do not        more Variable Account Options. (For example,
                            choose an optional death benefit when your            if you make a transfer of Account Value from
                            Contract is issued, the only choice available         the One Year Fixed Account Option into the
                            for you to make at a later date is the Gain           North American--AG Stock Index Fund Division 5
                            Preservation Death Benefit. There will be a           on January 1 of a Contract Year, you will not
                            charge for choosing the Enhanced Death Benefit,       be allowed to transfer the Account Value in
                            the Annual Step-Up Death Benefit or the Gain          the North American--AG Stock Index Fund
                            Preservation Death Benefit. There is no charge        Division 5 back into the One Year Fixed
                            for the Standard Death Benefit. See the "Death        Account Option until June 1 of such Contract
                            Benefit" section and the "Fees and Charges"           Year.)
                            section in this prospectus.
                                                                                Once you begin receiving payments from your
                            TRANSFERS                                           account (called the Payout Period), you may
                                                                                still transfer funds among the Variable Account
                            You may transfer money in your account among the    Options and from the Variable Account Options to
                            Contract's investment options free of charge. We    the One Year Fixed Account Option.
                            reserve the right, however, to impose a fee
                            which will not exceed the lesser of $25 or 2% of    You cannot transfer amounts you have invested in
                            the amount transferred for each transfer which      the MVA Option to another investment option
                            will be deducted from the amount transferred.       during an MVA Term without the application of a
                            Transfers during the Purchase Period are            Market Value Adjustment. See the "MVA Option"
                            permitted as follows:                               and "Market Value Adjustment" sections of this
                                                                                prospectus for more information.
                            - You may transfer your Account Value among the
                              Variable Account Options once each day;

--------------------------------------------------------------------------------

Transfers can be made by calling the Company's toll-free transfer service at 1-800-424-4990. For more information on account transfers, see the "Transfers Between Investment Options" section in this prospectus.

FEES AND CHARGES

ACCOUNT MAINTENANCE FEE

On each Contract Anniversary, the Company deducts an Account Maintenance Fee of $30 from your Account Value. The fee is deducted proportionately from each investment option. During the Purchase Period, if the Account Value on a Contract Anniversary is at least $40,000, the Company will waive the fee for that Contract Year.

SURRENDER CHARGE

Under some circumstances a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens the surrender charge is computed as a percent of the total Purchase Payments withdrawn based on the length of time from when each Purchase Payment was received up to a maximum of 5.0% of Purchase Payments.

Withdrawals from the MVA Option prior to the end of the applicable MVA Term will also be subject to a Market Value Adjustment unless an exception applies. This may increase or reduce the amount withdrawn. However, the Market Value Adjustment will not reduce the amount invested in the MVA Option below the guaranteed amount. See the "MVA Option" and "Market Value Adjustment" sections of this prospectus for more information.

Withdrawals are always subject to federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

PREMIUM TAX CHARGE

Premium taxes ranging from zero to 3 1/2% are currently imposed by certain states and municipalities on Purchase Payments made under the Contract. For a detailed discussion on timing and deduction of premium taxes see the section of this prospectus entitled "Fees and Charges -- Premium Tax Charge."

SEPARATE ACCOUNT CHARGES

If you choose a Variable Account Option you will incur a mortality and expense risk fee and an administration fee. We take these charges from your Variable Account Options on a daily basis. These charges are at annualized rates of 1.25% and 0.15%, respectively.

OPTIONAL SEPARATE ACCOUNT CHARGES


If you choose one of the optional death benefits you will incur additional charges which we take from your Variable Account Options on a daily basis. More information on the Optional Separate Account Charges can be found in the "Fee Table" (on page 4) and the "Fees and Charges" (on page 21) sections in this prospectus.


FUND ANNUAL EXPENSE CHARGE

A daily charge based on a percentage of each Fund's average daily net asset value is payable by each Fund to its investment adviser. In addition to these management fees, each Fund incurs other operating expenses which may vary.

PAYOUT OPTIONS

When you withdraw your money, you can select from several payout options: a lifetime annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of this prospectus.

COMMUNICATIONS TO THE
COMPANY

You should include, in communications to the Company, your Contract number, your name, and, if different, the Annuitant's name. You may direct communications to the Annuity Service Center address shown on the inside back cover of this prospectus. We will consider communications to be received at our Annuity Service Center on the date we actually receive them, if they are in the form described in this paragraph. See "Transfers Between Investment
Options -- Communicating Transfer or Reallocation Instructions" in this prospectus.

FEDERAL TAX INFORMATION

Although deferred annuity contracts such as the Contract can be purchased with after-tax dollars, they are also used in connection with retirement programs which receive favorable tax treatment under federal law.

PURCHASE REQUIREMENTS

The minimum initial Purchase Payment for Non-Qualified Contracts is $5,000 and for Qualified Contracts is $2,000. The minimum subsequent Purchase Payment is $1,000 for Non-Qualified Contracts and $250 for Qualified Contracts. The minimum amount per a preauthorized debit Purchase Payment under the Automatic Check Option is $50. More information about the Automatic Check Option can be found in the "Purchase Period" section of this prospectus.

CONTRACT ANNIVERSARY -- the date
that the Contract is issued
and each yearly anniversary
of that date thereafter.

More information on FEES
may be found in this
prospectus under the
headings "FEES AND
CHARGES" AND "FEE TABLE."

MVA TERM -- a period of
time in which an amount of
Account Value is allocated to a
guarantee period in the MVA
Option. See the "MVA Option"
section in this prospectus.

For a more detailed
discussion of these income
tax provisions, see the
"FEDERAL TAX MATTERS"
sections of this prospectus and
of the Statement of Additional
Information.

BONUS - an additional
amount paid by the Company,
equal to 1% of the initial
Purchase Payment and
certain subsequent
Purchase Payments.

--------------------------------------------------------------------------------

At the time that your initial Purchase Payment is made, the Company will credit an additional 1% of the amount as a Bonus. Any subsequent Purchase Payments of at least $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts will also be credited with an additional 1% of the amount as a Bonus (subject to state regulatory approval). For more information on the 1% Bonus and on Purchase Payments, see the "Purchase Period" section in this prospectus.

From time to time the Company may change the minimum amount necessary to establish a new MVA Option guarantee period (an "MVA Band"). For more information on the MVA Band, see the "MVA Option" and "Market Value Adjustment" sections in this prospectus.

RIGHT TO RETURN

You may return your Contract by mailing it directly to the Annuity Service Center or returning it to the registered representative through whom you purchased the Contract within 10 days after you receive it, unless your state permits a longer period. We will then return to you:

  - Your Purchase Payment, adjusted to reflect investment experience and any Fees and Charges which have been deducted; or

  - In certain states, your entire Purchase Payment as required by state law.

See the "Purchase Period -- Right to Return" and "Purchase Period -- 1% Bonus" sections in this prospectus for information on how the 1% Bonus is impacted by the Right to Return.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACT

The Contract was developed to help you save money for your retirement. It offers you a combination of fixed and variable options that you can invest in to help you reach your retirement savings goals. Your contributions to the Contract can come from different sources, like payroll deductions or money transfers. Your retirement savings process with the Contract will involve two stages: the Purchase Period; and the Payout Period. The first is when you make contributions into the Contract called "Purchase Payments." The second, is when you receive your retirement payouts. For more information, see the "Purchase Period" and "Payout Period" sections in this prospectus.

You may choose, depending upon your retirement savings goals and your personal risk tolerances, to invest in the Fixed Account Options and/or the Variable Account Options described in this prospectus. When you decide to retire, or otherwise withdraw your money, you can select from a wide array of payout options including both fixed and variable payments. In addition, this prospectus will describe for you all fees and charges that may apply to your participation in the Contract.

ABOUT THE COMPANY

We are a life insurance company organized on July 5, 1944 and located in the State of Texas. Our main business is issuing and offering fixed and variable retirement annuity contracts, like the Contract. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. Our Annuity Service Center is located at 205 E. 10th Avenue, Amarillo, Texas 79101. The address to send any Purchase Payments and sums payable to the Company under the Contract is:
American General Annuity Insurance Company, P.O. Box 5429, Boston, MA 02206-5429, if sent by mail; and State Street Bank and Trust Company, Attention Lock Box A3W, 1776 Heritage Drive, North Quincy, MA 02171, if sent by overnight delivery. The Company primarily distributes its annuity contracts through financial institutions, general agents, and specialty brokers.

On February 25, 1998, the Company became an indirect, wholly-owned subsidiary of American General Corporation. On this date the Company changed its name from Western National Life Insurance Company to American General Annuity Insurance Company. Members of the American General Corporation group of companies operate in each of the 50 states, the District of Columbia, and Canada and collectively provide financial services with activities heavily weighted toward insurance. American General Financial Group is the marketing name and service mark owned and used by American General Corporation and its subsidiaries.

On May 11, 2001, American General Corporation, the parent of the Company, announced that it had terminated its previously announced merger agreement with London-based Prudential plc, and concurrently agreed to be acquired by American International Group, Inc. American International Group, Inc. is one of the world's leading insurance and financial services organizations and the largest underwriter of commercial and industrial insurance in the United States. It is currently anticipated that the transaction, which is subject to approval by American General Corporation shareholders, regulatory approvals and other customary conditions, will close by the end of 2001.

MVA BAND -- the name given
to a specific amount of
Account Value allocated to
the MVA Option for an
MVA Term. See the "MVA Option"
and "Market Value Adjustment"
sections in this prospectus.

All inquiries regarding
THE CONTRACT
may be directed to the
Annuity Service Center
at the address shown.

--------------------------------------------------------------------------------

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. The Company's membership in IMSA applies to the Company only and not its products or affiliates.

ABOUT A.G. SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through A.G. Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. A.G. Separate Account A invests in the Mutual Funds on behalf of your account. A.G. Separate Account A is made up of what we call "Divisions." Twenty-five Divisions are available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of A.G. Separate Account A.


On December 23, 1999, the Mutual Funds in which Divisions 1-7 of A.G. Separate Account A invested were replaced by seven similar substitute Mutual Funds, as follows: Credit Suisse Growth and Income Portfolio (Division 1) was replaced by North American--AG Growth & Income Fund; Credit Suisse International Equity Portfolio (Division 2) was replaced by North American--AG International Equities Fund; EliteValue Portfolio (Division 3) was replaced by OCCAT Managed Portfolio; American General U.S. Government Securities Portfolio (Division 4) was replaced by North American--AG Government Securities Fund; State Street Global Advisors Growth Equity Portfolio (Division 5) was replaced by North American--AG Stock Index Fund; State Street Global Advisors Money Market Portfolio (Division 6) was replaced by North American--AG Money Market Fund; and Van Kampen Emerging Growth Portfolio (Division 7) was replaced by Van Kampen LIT Emerging Growth Portfolio.


The Company established A.G. Separate Account A on November 9, 1994 under Texas insurance law. Prior to May 1, 1999, A.G. Separate Account A was known as AGA Separate Account A. Prior to May 1, 1998, AGA Separate Account A was known as WNL Separate Account A. A.G. Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Units of interest in A.G. Separate Account A are registered as securities under the Securities Act of 1933 ("1933 Act").

A.G. Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of A.G. Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, A.G. Separate Account A may not be charged with the liabilities of any other Company operation. The Texas Insurance Code requires that the assets of A.G. Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract Owner, annuitants, and beneficiaries of the Contract. The commitments under the Contracts are the Company's, and American General Corporation has no legal obligation to back those commitments. When we discuss performance information in this prospectus, we mean the performance of an A.G. Separate Account A Division.

ABOUT THE FIXED ACCOUNT

When you direct money to the Contract's Fixed Account Options, it will be become part of the Company's general assets (except in certain states where allocations to the MVA Option must be allocated to a separate account of the Company). Our obligations for the Fixed Account are legal obligations of the Company. Our general assets support these obligations. These general assets also support our obligations under other annuity contracts we issue. See the "Purchase Period -- Choosing Investment Options" section in this prospectus.

With the MVA Option, a Market Value Adjustment may increase or reduce the Account Value in this Fixed Account Option. See the "MVA Option" and "Market Value Adjustment" sections in this prospectus for additional information.

UNITS OF INTEREST


Your investment in a Division of A.G. Separate Account A is represented by units of interest issued by A.G. Separate Account A. On a daily basis, the units of interest issued by A.G. Separate Account A are revalued to reflect that day's performance of the underlying Mutual Fund minus any applicable fees and charges to A.G. Separate Account A.


DISTRIBUTION OF THE CONTRACTS

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. (the "NASD"), unless such broker-dealers are exempt from the broker-dealer registration

MUTUAL FUND OR FUND --
the investment portfolio(s)
of a registered open-end
management investment
company, which serves as
the underlying investment
vehicle for each Division
represented in A.G.
Separate Account A.

For more information about
THE COMPANY, see the Statement
of Additional Information.

For more information about
DISTRIBUTOR, see the Statement
of Additional Information.

--------------------------------------------------------------------------------

requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The principal underwriter and distributor for A.G. Separate Account A is American General Distributors, Inc. ("AGDI"), an affiliate of the Company. AGDI was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, AGDI is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. AGDI was organized as a Delaware corporation on June 24, 1994, and is a registered broker-dealer under the 1934 Act, and a member of the NASD.

The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each Purchase Payment. These commissions are paid by the Company and do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under the "Fees and Charges" section in this prospectus.

The Company offers the Contracts on a continuous basis.

The Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers where these broker-dealers and/or their affiliates, work with the Company and AGDI in the promotion and marketing of the Contracts. These arrangements do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under the "Fees and Charges"
section in this prospectus.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

Each individual Division represents and invests, through A.G. Separate Account A, in specific Mutual Funds. These Mutual Funds serve as the investment vehicles for the Contract and include:

- AIM Variable Insurance Funds -- offers 2 funds for which A I M Advisors, Inc. serves as investment adviser.
- Franklin Templeton Variable Insurance Products Trust -- offers 2 funds for which Templeton Investment Counsel, LLC and Templeton Asset Management Ltd. (Franklin Resources, Inc.) respectively, serve as investment adviser.
- Janus Aspen Series -- Service Shares -- offers 2 funds for which Janus Capital serves as investment adviser.
- MFS(R) Variable Insurance Trust -- offers 1 fund for which Massachusetts Financial Services Company serves as investment adviser.
- OCC Accumulation Trust ("OCCAT") -- offers 1 fund for which OpCap Advisors serves as investment adviser.
- Oppenheimer Variable Account Funds -- offers 4 funds for which OppenheimerFunds, Inc. serves as investment adviser.
- North American Funds Variable Product Series I -- offers 7 funds for which American General Advisers serves as investment adviser. Putnam Investment Management, LLC serves as investment sub-adviser for 1 of these funds. T. Rowe Price Associates, Inc. serves as investment sub-adviser for 1 of these funds.
- North American Funds Variable Product Series II -- offers 3 funds for which American General Advisers serves as investment adviser. AGIM serves as investment sub-adviser for 2 of these funds and Neuberger Berman Management Inc. serves as investment sub-adviser for 1 of these funds.
- Putnam Variable Trust -- Class IB Shares -- offers 2 funds for which Putnam Investment Management, LLC serves as investment adviser.
- Van Kampen Life Investment Trust -- Class I Shares -- offers 1 fund for which Van Kampen Asset Management Inc. serves as investment adviser.

The Company has entered into various administrative services agreements with most of the advisers or administrators for the Funds that offer shares to the Divisions. The Company receives fees for the administrative services it performs. These fees do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under the "Fees and Charges" section in this prospectus.

Each of these Funds is registered as a diversified open-end, management investment company and is regulated under the 1940 Act. For complete information about each of these Funds, including charges and expenses, you should refer to the prospectus for that Fund. Additional copies are available from the Company's Annuity Service Center at the address shown in the back of this prospectus.

AGDI'S address is
2929 Allen Parkway,
Houston, Texas 77019.

VARIABLE ACCOUNT
OPTIONS -- investment
options that correspond
to Separate Account
Divisions offered by
the Contract.
Investment returns on
Variable Account
Options may be positive
or negative depending on
the investment
performance of the
underlying Mutual Fund.

PURCHASE PERIOD
--------------------------------------------------------------------------------


The Purchase Period begins when your first Purchase Payment is credited and the Contract is issued (as discussed below) and continues until you begin your Payout Period. The Purchase Period can also end when the Contract is surrendered before the Payout Period.


PURCHASE PAYMENTS

You may establish an account only through a registered representative. Initial Purchase Payments must be received by the Company either with, or after, a completed application. All Purchase Payments and sums payable to the Company under the Contract must be sent to the Company's lock box at State Street Bank & Trust Company at the following addresses: American General Annuity Insurance Company, P.O. Box 5429, Boston, MA 02206-5429, if the Purchase Payments are sent by mail; and State Street Bank and Trust Company, Attention Lock Box A3W, 1776 Heritage Drive, North Quincy, MA 02171, if the Purchase Payments are sent by overnight delivery.

Minimum initial and subsequent Purchase Payments are as follows:

                                   Initial    Subsequent
                                   Purchase    Purchase
          Contract Type            Payment     Payment
---------------------------------  --------   ----------
Non-Qualified Contract              $5,000      $1,000
Qualified Contract                  $2,000      $  250

Subject to the maximum and minimum Purchase Payment requirements, you may make subsequent Purchase Payments and may increase or decrease or change the frequency of such payments. The maximum total Purchase Payments we will accept without our prior approval is $500,000 if the Contract is issued to you at age 74 or younger and $250,000 if the Contract is issued to you at age 75 or older.

You may select on your Contract application the Automatic Check Option. The Automatic Check Option allows you to preauthorize debits against a bank account that you indicate on the Preauthorized Debit Form to be sent in with your Contract application. The minimum amount per a preauthorized debit Purchase Payment under the Automatic Check Option is $50.

Purchase Payments are received by the Company at the address above. When an initial Purchase Payment is accompanied by a properly completed application, within 2 business days we will:

- Accept the Application -- credit the Purchase Payment and issue a Contract;

- Reject the Application -- return the Purchase Payment; or

- Request Additional Information -- to correct or complete the application. You must respond to our request within 5 business days after we receive your Purchase Payment and application at the address above. Then we will process the application, credit the Purchase Payment and issue a Contract within 2 business days after we receive the requested information.

In states where we are required by state law to refund an amount equal to Purchase Payments, we invest your initial Purchase Payment and any additional Purchase Payments in the Money Market Division from the date your investment performance begins until the first business day 10 days later, unless your state permits a longer period. Then we will automatically allocate your investment among the investment options you have chosen. See "Right to Return" below.

RIGHT TO RETURN

If for any reason you are not satisfied with your Contract, you may return it to the Company and receive a refund of your Purchase Payments adjusted to reflect
(1) investment experience and (2) any Fees and Charges which have been deducted. (In certain states, we will return Purchase Payments as required by state law.) To exercise your right to return your Contract, you must mail it directly to the Annuity Service Center or return it to the registered representative through whom you purchased the Contract within 10 days after you receive it, unless your state permits a longer period. The address for the Annuity Service Center is located in the back of this prospectus. Please see the "1% Bonus" section below for information on how the 1% Bonus is impacted by the Right to Return.

1% BONUS

At the time that your initial Purchase Payment is made, the Company will credit an additional 1% of the amount to your Account Value as a Bonus. Any subsequent Purchase Payments of at least $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts will also be credited with an additional 1% of the amount to your Account Value as a Bonus. (The 1% Bonus will not be credited for any subsequent Purchase Payments in the States of New Jersey and Oregon.) The 1% Bonus will be applied to the Account Value pro rata by each Variable Account Option(s) and/or the One Year Fixed Account Option in the same ratio as the Purchase Payment is allocated. The Company reserves the right to limit its total payment of such Bonus to $5,000 per Contract.


Fees and charges for a variable annuity contract with a bonus, such as this Contract, are higher than fees and charges for a variable annuity contract without a bonus. The Company pays for the 1% Bonus through higher fees and charges deducted from the Contract. Any increase in Account Value that you receive in connection with the 1% Bonus may be more than offset by the higher fees and charges used by the Company to pay for the 1% Bonus.


BONUS - an additional
amount paid by the Company,
equal to 1% of the initial
Purchase Payment and
certain subsequent
Purchase Payments.

--------------------------------------------------------------------------------

IN ANY OF THE FOLLOWING CIRCUMSTANCES, YOU WILL NOT BE ALLOWED TO RETAIN ALL OR
              A PORTION OF THE 1% BONUS APPLIED TO YOUR CONTRACT:

 - IF YOU RETURN YOUR CONTRACT WITHIN THE RIGHT TO RETURN PERIOD AND THERE HAS BEEN AN INCREASE IN ACCOUNT VALUE. If this occurs, the Company will subtract the 1% Bonus from the Account Value pro rata by the One Year Fixed Account Option and each Variable Account Option in which you currently have money invested. The Company will not subtract any Account Value earned because of the 1% Bonus.

 - IF YOU RETURN YOUR CONTRACT WITHIN THE RIGHT TO RETURN PERIOD AND THERE HAS BEEN A DECREASE IN ACCOUNT VALUE. If this occurs, the Company will subtract a portion of the 1% Bonus from the Account Value pro rata by the One Year Fixed Account Option and each Variable Account Option in which you currently have money invested. You will not have the amount of money returned to you reduced due to the 1% Bonus.

 - IF YOU WITHDRAW MONEY FROM YOUR ACCOUNT VALUE WITHIN SEVEN YEARS OF A PURCHASE PAYMENT WHICH QUALIFIED FOR THE 1% BONUS, AND THE AMOUNT OF MONEY WITHDRAWN IS MORE THAN THE AMOUNT PERMITTED UNDER THE SYSTEMATIC WITHDRAWAL OPTION OR THE 10% FREE WITHDRAWAL AMOUNT. If this occurs, the Company will subtract the 1% Bonus from the Account Value pro rata by each Variable Account Option and the One Year Fixed Account Option in which you currently have money invested. The Company will not subtract any Account Value earned by the 1% Bonus.

   IMPORTANT NOTES: (1) Because your Contract deducts certain fees and expenses based on Account Value, you will be charged additional amounts due to the 1% Bonus. (2) Since charges will have been assessed against the higher amount (Purchase Payments plus the 1% Bonus), it is possible that upon a withdrawal after the right to return period has expired, particularly in a declining market, you will receive less money back than you would have if you had not received the 1% Bonus.

Please see the section on "Federal Tax Matters" in this prospectus for information on how the bonus is treated by federal tax laws.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Units apply only to the Variable Account Options selected for your account. Purchase Unit values are calculated at the close of regular trading of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. New York time (see Calculation of Purchase Unit Value below for more information.) Once we have issued your Contract and have applied your initial Purchase Payment as described above, any subsequent Purchase Payments received by the Company at the address above, before the close of the Exchange will be credited the same business day. If not, they will be calculated and credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of your Variable Account Option will fluctuate.

CALCULATION OF PURCHASE UNIT VALUE

The Purchase Unit value for a Division is calculated as shown below:
Step 1: Calculate the gross investment rate:

  Gross Investment Rate
= (EQUALS)
  The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division
/ (DIVIDED BY)
  The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. New York time on each business day when the Exchange is open.
Step 2: Calculate net investment rate for any day as follows:

  Net Investment Rate
= (EQUALS)
  Gross Investment Rate (calculated in Step 1)
- (MINUS)
  Separate Account charges and any income tax charges.

Step 3: Determine Purchase Unit Value for that day:

  Purchase Unit Value for that day
= (EQUALS)
  Purchase Unit Value for immediate preceding day
X (MULTIPLIED BY)
  Net Investment Rate (as calculated in Step 2) plus 1.00.

CHOOSING INVESTMENT OPTIONS

There are 29 investment options offered under the Contract. This includes 4 Fixed Account Options and 25 Variable Account Options. The Funds that underlie the Variable Account Options are registered as investment companies under and are subject to regulation of the 1940 Act. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

FIXED ACCOUNT OPTIONS

Each of the Fixed Account Options are part of the Company's general assets. The MVA Option may be invested in either the general assets of the Company or in a separate account of the Company, depending on state requirements. You

PURCHASE UNIT -- a
measuring unit used to
calculate your Account
Value during the Purchase
Period. The value of a
Purchase Unit will vary
with the investment experience
of the Separate Account
Division you have selected.

For more information as to
how PURCHASE UNIT VALUES
are calculated, see the
Statement of Additional
Information.

FIXED ACCOUNT OPTIONS -- a
particular subaccount into
which your Purchase
Payments and Account Value
may be allocated to fixed
investment options.  Currently,
there are four Fixed
Account Options: the One Year
Fixed Account Option; the
DCA One Year Fixed Account
Option; the DCA Six Month
Fixed Account Option; and the
MVA Option. The Fixed
Account Options are guaranteed
to earn at least a minimum
rate of interest.

--------------------------------------------------------------------------------

may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Summary" section appearing in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a Market Value Adjustment which generally will be applied to withdrawals or transfers from an MVA Option prior to the end of the MVA Term, as explained below, we bear the entire investment risk for the Fixed Account Option. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets.
Here is how you may calculate the value of your Fixed Account Option during the Purchase Period:

  Value of Your Fixed Account Options
= (EQUALS)
  All Purchase Payments made to the Fixed Account Options
+ (PLUS)
  Amounts transferred from Variable Account Options to the Fixed
  Account Options
+ (PLUS)
  All interest earned
- (MINUS)
  Amounts transferred or withdrawn from Fixed Account Options
  (including applicable fees and charges)
---------------

* Note--Your Account Value in the Fixed Account may be subject to a Market Value Adjustment under the MVA Option.

Non-MVA Fixed Account Options

The Contract offers three Fixed Account Options that are not associated with the MVA Option. These three Non-MVA Fixed Account Options are the One Year Fixed Account, the DCA One Year Fixed Account and the DCA Six Month Fixed Account.

The DCA One Year Fixed Account Option and the DCA Six Month Fixed Account Option are used exclusively in connection with the Dollar Cost Averaging Program. See the "Dollar Cost Averaging Program" section of this prospectus.

MVA Option

The MVA Option is a Fixed Account Option where all or a portion of your Account Value is placed in one or more separate MVA Bands for specific MVA Terms. Each additional allocation to the MVA Option is allocated to a separate MVA Band for a separate MVA Term. For example, let's say that on September 1, 2001, you allocate a portion of Account Value ("September 1 Account Value") to the MVA Option, for a specified period of time offered by the Company, and at a declared interest rate guaranteed by the Company. Then on September 2, 2001, you allocate additional Account Value ("September 2 Account Value") to the MVA Option, for a specified period of time offered by the Company, and at a declared interest rate guaranteed by the Company. The September 1 Account Value and the September 2 Account Value are considered 2 separate and distinct MVA Bands. Each MVA Band must remain in the MVA Option for the specific amount of time we offered, which is called the MVA Term. (For example, the Company may offer a five year MVA Term.) If Account Value is withdrawn from an MVA Band before the MVA Term ends, then a Market Value Adjustment will apply. The minimum amount to establish a new MVA Band may be changed from time to time. The MVA Option may not be available in all states. See the "Market Value Adjustment" section in this prospectus.

VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus. A complete discussion of each of the Variable Account Options may be found in the "Summary" and "Variable Account Options" sections in this prospectus. Based upon a Variable Account Option's Purchase Unit Value your account will be credited with the applicable number of Purchase Units. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying fund (which may be positive or negative) and the deduction of A.G. Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit Values change daily, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.
Here is how to calculate the value of each Variable Account Option in your account during the Purchase Period:

  Value of Your Variable Account Option
= (EQUALS)
  Total Number of Purchase Units
X (MULTIPLIED BY)
  Current Purchase Unit Value

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time before your Contract has been surrendered. The value of the Purchase Units will continue to vary. Your Account Value will continue to be subject to charges.

--------------------------------------------------------------------------------

If your Account Value falls below $2,000, and you do not make any Purchase Payments for 180 days we reserve the right to forward to your attention, written notice that we will close your Account and pay the Account Value 90 days from the date of notice if additional Purchase Payments are not made in amounts sufficient to increase your Account Value to $2,000 or more.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may transfer all or part of your Account Value between the various Fixed Account and Variable Account Options in the Contract subject to the limitations on transfers discussed below. Transfer instructions may be made either in writing or by telephone as discussed below. Transfers may be made during the Purchase Period or during the Payout Period.

DURING THE PURCHASE PERIOD

During the Purchase Period, transfers may be made among the Contract's Variable Account Options and between the Variable Account Options and the One Year Fixed Account Option free of charge. We reserve the right to impose a fee of the lesser of $25 or 2% of the amount transferred for each transfer (which will be deducted from the amount transferred).

Transfers during the Purchase Period are permitted as follows:

- You may transfer your Account Value among the Variable Account Options once each day;

- You may transfer your Account Value from the One Year Fixed Account Option to one or more Variable Account Options once each day; and/or

- You may transfer your Account Value from one or more Variable Account Options into the One Year Fixed Account Option once each day, subject to a six month waiting period following any transfer of Account Value from the One Year Fixed Account Option into one or more Variable Account Options. (For example, if you make a transfer of Account Value from the One Year Fixed Account Option into the North American--AG Stock Index Fund Division 5 on January 1 of a Contract Year, you will not be allowed to transfer the Account Value in the North American--AG Stock Index Fund Division 5 back into the One Year Fixed Account Option until June 1 of such Contract Year.)

The minimum amount to be transferred in any one transfer is $250 or the entire amount in the Variable Account Option or One Year Fixed Account Option from which the transfer is made. If a transfer request would reduce your Account Value in a Variable Account Option or the One Year Fixed Account Option below $500, we will transfer your entire Account Value in that Variable Account Option or the One Year Fixed Account Option.

Transfers from the One Year Fixed Account Option to a Variable Account Option are limited to 20%, per Contract Year, of the Account Value of the One Year Fixed Account Option. This 20% per Contract Year limit is determined as of the immediately preceding Contract Anniversary.

We currently do not permit transfers from the Variable Account Options to the DCA Fixed Account Options. Transfers from the DCA Fixed Account Options may only be made under the Dollar Cost Averaging Program. See the "Dollar Cost Averaging Program" section of this prospectus.

Withdrawals or transfers from the MVA Option are subject to a Market Value Adjustment if they occur prior to the end of the MVA Term. Each MVA Band will require a minimum transfer. From time to time the Company may change the minimum transfer amount. To learn more about the MVA Option, see the "MVA Option" and "Market Value Adjustment" sections in this prospectus.

DURING THE PAYOUT PERIOD

During the Payout Period, transfers may be made between the Variable Account Options and from the Variable Account Options to the One Year Fixed Account Option. We will not permit transfers from any Fixed Account Option during the Payout Period. We reserve the right to impose a fee of the lesser of $25 or 2% of the amount transferred for each transfer (which will be deducted from the amount transferred). The minimum amount to be transferred during the Payout Period is $250.

ACCOUNT VALUE -- the total
sum of your Fixed Account
and/or Variable Account
Options that have not yet
been applied to your Payout
Payments.

ANNUITY SERVICE CENTER -- our
Annuity Service Center is
located at 205 E. 10th
Avenue, Amarillo, Texas 79101

PURCHASE PERIOD -- the time
between your first Purchase
Payment and your Payout
Period (or surrender).

MVA BAND -- the name given
to a specific amount of
Account Value allocated to
the MVA Option for an
MVA Term. See the "MVA Option"
and "Market Value Adjustment"
sections in this prospectus.

MVA TERM -- a period of
time in which an amount of
Account Value is allocated to a
guarantee period in the MVA
Option. See the "MVA Option"
section in this prospectus.

PAYOUT PERIOD -- the time
that starts when you begin to
withdraw your money in a
steady stream of payments.

--------------------------------------------------------------------------------

Transfers during the Payout Period are permitted subject to the following limitations:

                % OF ACCOUNT                                 OTHER
ACCOUNT OPTION     VALUE            FREQUENCY           RESTRICTIONS(2)
--------------  ------------  ---------------------  ---------------------
Variable:        Up to 100%   Unlimited among        The minimum amount to
                              Variable Account       be transferred is
                              Options(1). Once per   $250 or the entire
                              year if the transfer   amount in the
                              is made to the One     Variable Account
                              Year Fixed Account     Option if less. The
                              Option.                minimum amount which
                                                     must remain in the
                                                     Variable Account
                                                     Option after a
                                                     transfer is $500 or
                                                     $0 if the entire
                                                     amount of the
                                                     Variable Account
                                                     Option is
                                                     transferred.
Fixed:              Not       --                     --
                 permitted

---------------

(1) AGAIC may change the number of transfers permitted to no more than six (6) transfers per year during the Payout Period.
(2) AGAIC may impose a transfer fee of $25 or 2% of the amount transferred for each transfer above six (6) transfers per year.

COMMUNICATING TRANSFER OR
REALLOCATION INSTRUCTIONS

A written instruction to transfer or reallocate all or part of your Account Value between the various investment options in the Contract should be sent to our Annuity Service Center.


Instructions for transfers or reallocations may be made by calling 1-800-424-4990. Telephone transfers will be allowed unless we have been notified not to accept such telephone instructions. In this event, we must receive written instructions in order to permit future telephone transfers to be made. Before a transfer will be made by telephone, you must give us the requested identifying information concerning your account(s).


Unless we have been instructed not to accept requests for telephone transfers, anyone may effect a telephone transfer if they furnish the requested information. You will bear any loss resulting from such instructions, whether the caller was specifically authorized by you or not.

No one that we employ or that represents the Company may give telephone instructions on your behalf without the Company's prior written permission. (This does not apply to a contract with the immediate family of an employee or representative of the Company.)

We will send you a confirmation of the completed transfer within 5 days from the date of your instruction. When you receive your confirmation, it is your duty to verify the information shown, and advise us of any errors within one business day.

You will bear the risk of loss arising from instructions received by telephone. We are not responsible for the authenticity of such instructions. Any telephone instructions which we reasonably believe to be genuine will be your responsibility. This includes losses from errors in communication. Telephone transfer instructions may not be made during the Payout Period. We reserve the right to stop telephone transfers at any time.

SWEEP ACCOUNT PROGRAM

During the Purchase Period you may elect to participate in the Sweep Account Program if your Account Value in the One Year Fixed Account Option is at least $25,000 on the date that the request for the Sweep Account Program is received by us at the Annuity Service Center. The Sweep Account Program allows you to transfer the earnings from the One Year Fixed Account Option to the Variable Account Options. The transfers can be made on an annual, semi-annual, quarterly or monthly basis. All amounts transferred must be in whole percentages, with a 10% minimum to be transferred to each selected Variable Account Option(s). There is no charge for the Sweep Account Program. We do not take into account transfers made pursuant to the Sweep Account Program in assessing any transfer fee.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

- The date of receipt, if received at our Annuity Service Center before the close of regular trading of the Exchange on a day values are calculated; (normally, this will be 4:00 P.M. New York time); otherwise

- The next date values are calculated.

RESERVATION OF RIGHTS AND MARKET TIMING

If a transfer causes your Account Value in the One Year Fixed Account Option or a Variable Account Option to fall below $500, we may transfer the remaining Account Value in the same proportions as your transfer request.

We may defer any transfer from the One Year Fixed Account Option to the Variable Account Options for up to six months.

The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable time with reasonable notice to prevent

--------------------------------------------------------------------------------

market timing efforts that could disadvantage other Contract Owners.

DOLLAR COST AVERAGING PROGRAM

You may elect the Dollar Cost Averaging Program which permits the systematic transfer of your Account Value from a Fixed Account Option or the Money Market Division to one or more Variable Account Options, not including the Money Market Division. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the effect of market fluctuations. We currently provide four Fixed Account Options, two of which, the DCA One Year Fixed Account and the DCA Six Month Fixed Account, are available only for dollar cost averaging.

We determine the amount of transfers from a DCA Fixed Account Option or the Money Market Division by dividing the Purchase Payments allocated to that DCA Fixed Account Option or the Money Market Division by a factor based on the number of months remaining in the term. Transfers from a DCA Fixed Account Option or the Money Market Division are only available on a monthly basis. We require that you specify each allocation to a Variable Account Option, not including the Money Market Division, in whole percentages using a maximum of 10 Variable Account options. The minimum amount to be transferred into a Variable Account Option is 10% of the entire amount transferred.

We will transfer your entire Account Value in a DCA Fixed Account Option by the expiration of its term. The minimum amount to be transferred under the Dollar Cost Averaging Program is $250 per transfer. We currently do not permit transfers to either DCA Fixed Account Option from the Variable Account Options or the One Year Fixed Account Option. Transfers from either DCA Fixed Account Option may only be made under the Dollar Cost Averaging Program.

You may enroll in dollar cost averaging for the DCA Fixed Account Options only when you make your initial or subsequent Purchase Payments. However, you may enroll in dollar cost averaging for the Money Market Division at any time. There is no charge for dollar cost averaging. We do not take into account transfers made pursuant to the Dollar Cost Averaging Program in assessing any transfer fee.

The chart below explains the different Account Options you may choose if you elect to participate in the Dollar Cost Averaging Program offered by the
Contract:

                           FREQUENCY             OTHER
   ACCOUNT OPTION         OF TRANSFERS        RESTRICTIONS
---------------------  ------------------  ------------------
- DCA One Year Fixed   Monthly, for a 12   You may only
  Account Option       month period        participate at the
                                           time that Purchase
                                           Payments are
                                           made.(1)(2)
- DCA Six Month Fixed  Monthly, for a 6    You may only
  Account Option       month period        participate at the
                                           time that Purchase
                                           Payments are
                                           made.(1)(2)
- Money Market         Monthly             You must remain in
  Division                                 this account
                                           option for the
                                           Dollar Cost
                                           Averaging Program
                                           for at least a 12
                                           month period.

---------------

(1) You will not be permitted to transfer Account Value into a DCA Fixed Account Option once the entire Account Value has been transferred out of a DCA Fixed Account Option.

(2) The Dollar Cost Averaging Program will only apply to the Purchase Payment portion of your Account Value.

PORTFOLIO REBALANCING PROGRAM

From time to time, we will make available a portfolio rebalancing program which provides for periodic pre-authorized automatic transfers among the Variable Account Options pursuant to your written allocation instructions. We will make such transfers to maintain a specified percentage allocation of Account Value among the Variable Account Options as selected by you. We require each allocation to a Variable Account Option equal at least 1% of Account Value.

The portfolio rebalancing program will begin on the date that your request for portfolio rebalancing is received by us at the Annuity Service Center. You may select rebalancing to occur on a monthly, quarterly, semi-annual, or annual basis, and currently, all Variable Account Options are available for portfolio rebalancing. The Fixed Account Options do not participate in portfolio rebalancing.

There is no charge for portfolio rebalancing. We do not take into account transfers made pursuant to the Portfolio Rebalancing Program in assessing any transfer fee.

FEES AND CHARGES
--------------------------------------------------------------------------------

By investing in the Contract, you may be subject to seven basic types of fees and charges:

- Account Maintenance Fee
- Surrender Charge
- Premium Tax Charge
- Separate Account Charges
- Optional Separate Account Charges
- Fund Annual Expense Charge
- Other Tax Charges

These fees and charges are explained below. For additional information about these fees and charges, see the Fee Table in this prospectus.

In addition to the charges listed above, certain charges which may apply to the MVA Option are discussed at the end of this section under "Market Value Adjustment."

ACCOUNT MAINTENANCE FEE

An account maintenance fee of $30 will be deducted on each Contract Anniversary from your Account Value. If all your money in the Contract is withdrawn, the fee will be deducted at that time. The fee will be assessed equally among the Variable Account and Fixed Account Options that make up your Account Value.

The account maintenance fee is to reimburse the Company for our administrative expenses for providing Variable Account and Fixed Account Options. This includes the expense for establishing and maintaining the record keeping for your Contract.

During the Purchase Period, if your Account Value on a Contract Anniversary is at least $40,000, we will waive the account maintenance fee for that Contract Year.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see the "Surrender of Account Value" section in this prospectus.

It is assumed that the Purchase Payments are withdrawn first under the concept of first-in, first-out. No surrender charge will be applied unless an amount is actually withdrawn.

We calculate the surrender charge by multiplying the applicable percentages specified in the table below by the Purchase Payments withdrawn.

Amount of Surrender Charge

A surrender charge may not be greater than:

   NUMBER OF YEARS
    SINCE DATE OF        CHARGE AS PERCENTAGE OF
  PURCHASE PAYMENT      PURCHASE PAYMENT WITHDRAWN
  ----------------      --------------------------
          1                         5%
          2                         5%
          3                         5%
          4                         4%
          5                         3%
          6                         2%
          7                         1%
         8+                         0%

10% Free Withdrawal

For each Contract Year after the first Contract Year, up to 10% of the Account Value, determined as of the immediately preceding Contract Anniversary (or if during the first Contract Year, the date the Contract is issued) may be withdrawn once each Contract Year without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value, determined as of the immediately preceding Contract Anniversary.

If a surrender charge is applied to all or part of a Purchase Payment, then your Purchase Payment (or portion thereof) will be considered withdrawn, and no surrender charge will be applied to such Purchase Payment (or portion thereof) again.

The 10% free withdrawal requires a minimum withdrawal of $100, or if less, the entire Account Value. The minimum amount which must remain in each Division in which you are invested, after a withdrawal, is $500.

Exceptions to Surrender Charge

No surrender charge will be applied:

- To death benefits;

- To Payout Payments;

- To surrenders (full or partial) under certain Contracts issued in connection with Internal Revenue Code Section 403(b); and

- To partial surrenders through the Systematic Withdrawal Program, in lieu of the 10% free withdrawal, during the first Contract Year, see the "Surrender of Account Value" section of this prospectus.

Additionally, if the Extended Care Waiver Endorsement is available in your state, no surrender charge will apply to a surrender (full or partial), made during any period of time that the Contract Owner is continuously confined for

CONTRACT ANNIVERSARY --the
date that the Contract
is issued and each
yearly anniversary
of that date thereafter.

--------------------------------------------------------------------------------

90 days or more in a hospital or state-licensed in-patient nursing facility. Confinement cannot begin until at least one year after the date that your Contract is issued. You must give us a written request for each surrender (full or partial), with proof of confinement, within 91 days of the last day that extended care was received, or while the extended care is ongoing. If the Extended Care Waiver Endorsement is available in your state, it will automatically be attached to your Contract. You do not need to elect it. There is no additional charge for the Extended Care Waiver Endorsement.

MARKET VALUE ADJUSTMENT

Under the MVA Option you may establish one or more MVA Bands with a minimum amount required to be invested in each MVA Band, as described in the "MVA Option" section of this prospectus. The Company may change this minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA Term. We guarantee that your MVA Option will earn at least the lowest minimum interest rate applicable to any of the Fixed Account Options offered under the Contract.

While any withdrawal from the Contract will generally be subject to a surrender charge if the amount of the withdrawal exceeds the amount of the free withdrawal amount permitted under your Contract, withdrawals or transfers from an MVA Band prior to the end of an MVA Term will always be subject to a Market Value Adjustment, unless an exception applies, as set out below. The Market Value Adjustment may increase or reduce the amount withdrawn or transferred, based upon the differences in selected interest rates at the time that the MVA Band was established and at the time of the withdrawal or transfer. For example, if your MVA Term is five years, and you withdraw all or a portion of your Account Value from the MVA Band before the five year MVA Term ends, your withdrawal amount may be more or less than before the withdrawal because of the Market Value Adjustment. However, we guarantee that any reduction in the amount withdrawn or transferred will not be below the amount initially invested in the MVA Band plus the lowest minimum interest rate applicable to any of the Fixed Account Options offered under the Contract.

The Market Value Adjustment applies independently of surrender charges, and can still apply even if the withdrawal is within the free withdrawal amount. See the "Systematic Withdrawal Program" under the "Surrender of Account Value" section of this prospectus. The Market Value Adjustment will not apply upon the death of the Contract Owner, or if the Contract Owner is not a natural person, upon the death of the Annuitant. The Market Value Adjustment may be waived for distributions that are required under your Contract. The Market Value Adjustment will also be waived for 30 days following the end of an MVA Term.

PREMIUM TAX CHARGE

Taxes on Purchase Payments are imposed by some states, cities, and towns. Currently, rates range from zero to 3.5%.

The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Contract, we will deduct such tax against Account Value in a manner determined by us in compliance with applicable state law. We may deduct an amount for premium taxes either upon:

- receipt of the Purchase Payments;

- the commencement of Payout Payments;

- surrender (full or partial); or

- the payment of death benefit proceeds.

SEPARATE ACCOUNT CHARGES

There will be a mortality and expense risk fee and an administration fee applied to A.G. Separate Account A. These are daily charges at annualized rates of 1.25% and 0.15%, respectively, on the average daily net asset value of A.G. Separate Account A. Each charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under the Contract. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit. For more information about the death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering the Contract, no matter how large the cost may be.

The Company may make a profit on the mortality and expense risk fee and on the administration fee.

The administration fee is to reimburse the Company for our administrative expenses under the Contract. This includes the expense of administration and marketing (including but not limited to enrollment and Contract Owner education).

For more information about the mortality and expense risk fee and administration fee, see the Fee Table in this prospectus.

--------------------------------------------------------------------------------

OPTIONAL SEPARATE ACCOUNT CHARGES

Optional Death Benefit Charges

At the time that your Contract is issued, you may choose the Enhanced Death Benefit, the Annual Step-Up Death Benefit or the Gain Preservation Death Benefit, in place of the Standard Death Benefit offered in the Contract. If you do not choose an optional death benefit when your Contract is issued, the only choice you may make at a later date is the Gain Preservation Death Benefit. During the Purchase Period there will be an additional charge if you choose the Enhanced Death Benefit, the Annual Step-Up Death Benefit or the Gain Preservation Death Benefit. We take these charges from your Variable Account Options on a daily basis. These charges are at annualized rates of 0.05% for the Enhanced Death Benefit, 0.10% for the Annual Step-Up Death Benefit, and 0.50% for the Gain Preservation Death Benefit. Each charge is guaranteed and cannot be increased by the Company. The charges for the optional death benefits are to compensate the Company for assuming the mortality risks associated with these options. The mortality risk that the Company assumes is the obligation to provide a higher death benefit payment than the Standard Death Benefit. There is no charge for the Standard Death Benefit. For more information about the optional death benefits, see the "Death Benefit" section of this prospectus.

The Company may make a profit on the optional death benefit charges. For more information on the optional death benefit charges, see the "Fee Table" in this prospectus.

FUND ANNUAL EXPENSE CHARGES

Investment management charges based on a percentage of each Fund's average daily net assets are payable by each Fund. Depending on the Variable Account Option selected, the charges will be paid by each Fund to its investment adviser. These charges and other Fund charges and expenses are fully described in the prospectuses for the Funds. These charges indirectly cost you because they lower your return.

OTHER TAX CHARGES

We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

PAYOUT PERIOD
--------------------------------------------------------------------------------

The Payout Period ("Annuity Period") begins when you decide to withdraw your money in a steady stream of Payout Payments. You select the date to begin the Payout Period, the Payout Date. You may apply any portion of your Account Value to one of the types of Payout Options listed below. You may choose to have your Payout Option on either a fixed, a variable, or a combination payout basis. When you choose to have your Payout Option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under Fixed Payout, you will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

  - Type and duration of Payout Option chosen;

  - Your age or your age and the age of your survivor(1);

  - Your sex or your sex and the sex of your survivor(1,2);

  - The portion of your Account Value being applied; and

  - The payout rate being applied and the frequency of the payments.
---------------

(1) This applies only to joint and survivor payouts.
(2) Not applicable for certain Contracts.

VARIABLE PAYOUT

With a Variable Payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit Value is calculated just like the Purchase Unit Value for each Variable Account Option except that the Payout Unit Value includes a factor for the Assumed Investment Rate. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an Assumed Investment Rate of 3% is used. If the net investment experience of the Variable Account Option exceeds the Assumed Investment Rate, your next payment will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your Assumed Investment Rate, your next payment will be less than your first payment.

PAYOUT PAYMENTS -- the
payments made to you
during the Payout Period.
Payout Payments may
be made on a fixed,
variable, or combination of
fixed and variable basis.

PAYOUT UNIT -- a measuring
unit used to calculate Payout
Payments from your Variable
Account Option. Payout Unit
values will vary with the
investment experience of the
A.G. Separate Account A
Division you have selected.

ASSUMED INVESTMENT
RATE -- the rate used to
determine your first monthly
Payout Payment per
thousand dollars of Account
Value in your Variable
Account Option(s).

VARIABLE PAYOUT --
payments to you will
vary based on your
investments in the
Variable Account Options
of A.G. Separate Account A
during the Payout Period.
Because the value of your
Variable Account Options
may vary, we cannot
guarantee the amounts
of the Variable Payout.

--------------------------------------------------------------------------------

COMBINATION FIXED AND VARIABLE PAYOUT

With a Combination Fixed and Variable Payout, you may choose:

  - From your existing Variable Account Options (payments will vary); with a

  - Fixed Payout (payment is fixed and guaranteed).

PAYOUT DATE

The Payout Date is the date elected by you on which your Payout Payments will start and is subject to our approval. The Payout Date must be at least five years after the date that the Contract is issued. You may change the Payout Date subject to our approval. We will notify you of the approaching Payout Date 60 to 90 days prior to such date. Unless you select a Payout Date, we will automatically extend the Payout Date to begin at the later of when you attain age 85 or ten years after we issue the Contract. Generally, for Qualified Contracts, the Payout Date may begin when you attain age 59 1/2 or separate from service, but must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire. However, the date may be later for participants in 403(b) plans. Non-qualified annuities do not have a specific age requirement. For additional information on the minimum distribution rules that apply to payments under IRA or 403(b) plans, see the "Federal Tax Matters" section in this prospectus and in the Statement of Additional Information.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

  - LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one payout payment if he died prior to the date of the second payment, two if he died before the third payment.

  - LIFE WITH PERIOD CERTAIN -- payments are made to you during your lifetime; but if you die before the guaranteed period has expired, your beneficiary will receive payments for the rest of your guaranteed period.

  - JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and your joint annuitant. Upon the death of either you or your joint annuitant, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the Joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment. Additionally, it would be possible for the Joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be changed. Any one of the Variable Account Options may result in your receiving unequal payments during your life expectancy because of the investment returns of the underlying mutual funds in which the Variable Account Options are invested. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences if you do not meet an exception under federal tax law. See the "Federal Tax Matters" section in this prospectus.

Your Payment Option should be selected at least 15 days before your Payout Date. If such selection is not made and state or federal law does not require the selection of the Joint and Survivor Life Option:

      - Payments will be made under the Life with Period Certain Option,

      - The payments will be guaranteed for a 10 year period,

      - The payments will be based on the allocation used for your Account
        Value,

      - The One Year Fixed Account Option will be used to distribute payments to you on a Fixed Payout basis, and

      - Variable Account Options will be used to distribute payments to you on a Variable Payout basis.

Most Payout Payments are made monthly; however, Payout Payments may also be made as quarterly, semi-annual or annual installments. If you have chosen either a Fixed or Variable Payout Option and if the amount of your payment is less than $200, we reserve the right to reduce the number of payments made each year so each of your payments is at least $200. If you have

For more information about
PAYOUT OPTIONS
available under the Contract,
see the Statement of
Additional Information.

--------------------------------------------------------------------------------

chosen a combination of Fixed and Variable Payout Options and the amount of your payment is less than $100, we reserve the right to reduce the number of payments made each year so each of your payments is at least $100.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------

WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  - allowed under federal and state law; and

  - allowed under your retirement plan.

For an explanation of charges that may apply if you surrender your Account Value, see the "Fees and Charges" section in this prospectus.

You may be subject to a 10% federal tax penalty for partial or total surrenders made before age 59 1/2, see the "Federal Tax Matters" section in this prospectus.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered at any time can be determined as follows:

                                               Your
                                              Account
       Allowed                               Value(1)
      Surrender                              - (MINUS)
        Value                             Any Applicable
                          = (EQUALS)         Surrender
                                            Charge, any
                                         applicable taxes
                                            and Account
                                          Maintenance Fee

  (1) Equals the Account Value next computed after your properly completed request for surrender is received at the Annuity Service Center.

There is no guarantee that the Surrender Value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

We will mail to you the Surrender Value within 7 calendar days after we receive your properly completed surrender request at the Annuity Service Center. However, we may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

If we receive a surrender for a Purchase Payment which has not cleared the banking system, we may delay payment of that portion of your Surrender Value until the check clears. The rest of the Surrender Value will be processed as usual.

SURRENDER RESTRICTIONS

Generally, Internal Revenue Code Section 403(b)(11) permits total or partial distributions from a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment, or death.

PARTIAL SURRENDER

You may request a partial surrender of your Account Value at any time during the Purchase Period. A partial surrender plus any surrender charge will reduce your Account Value.

To process your partial surrender, you may specify the Account Value that should be deducted from each investment option. If you fail to provide us with this information, we may deduct the partial surrender from each investment option in which your Account Value is held on a pro rata basis.

The minimum partial surrender we will allow is $500 or your entire Account Value, if less.

We reserve the right to defer the payment of a partial surrender from the One Year Fixed Account Option for up to six months. We currently do not permit partial surrenders from the DCA Fixed Account Options.

SYSTEMATIC WITHDRAWAL PROGRAM

The Systematic Withdrawal Program allows you to make withdrawals in a Contract Year of up to 10% of your Account Value without the imposition of a surrender charge. If you withdraw more than 10% of your Account Value, you will be subject to a surrender charge. Account Value, for purposes of the Systematic Withdrawal Program, is determined as of the immediately preceding Contract Anniversary or, if during the first Contract Year, the date we issue you the Contract. See the "Fees and Charges" section in this prospectus.

If within seven years of a Purchase Payment, you withdraw more than 10% of your Account Value, then you will not be allowed to retain the 1% Bonus. This provision is not applicable in the states of New Jersey and Oregon. See the "Purchase Period" section in this prospectus.

You may elect to withdraw all or part of your Account Value under a systematic withdrawal

--------------------------------------------------------------------------------

method described in your Contract. Withdrawals using this method are eligible for the 10% free withdrawal privilege each Contract Year. The Systematic Withdrawal Program provides for:

  - Payments to be made to you;

  - Payments over a stated period of time;

  - Payments of a stated yearly dollar amount or percentage.

We may require a minimum withdrawal of $100 per withdrawal under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Option or the Fixed Account Option that you selected. A systematic withdrawal election may be changed or revoked at no charge. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change its terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

See the "Federal Tax Matters" section in this prospectus and in the Statement of Additional Information for more information about required distributions imposed by federal tax law.

For an explanation of possible adverse tax consequences of a surrender, see the "Federal Tax Matters" section in this prospectus and in the Statement of Additional Information.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

We issue other fixed and/or variable annuity contracts (other contracts) in addition to the Contract. We will allow you, under certain conditions, to exchange from one of these other contracts to the Contract. If you elect to exercise an exchange, you should contact our Annuity Service Center at the address shown in the back of this prospectus. An exchange may require the issuance of a contract or may be subject to any other requirements that the Company may impose. Below are certain provisions regarding an exchange into the Contract. Please carefully read this entire prospectus for a more detailed description of the Contract.

RESTRICTIONS ON EXCHANGE PRIVILEGE

We will impose certain general restrictions and rules on the exchange privileges.

You will be subject to the rules concerning transfers among investment options as stated in the "Transfers Between Investment Options" section in this prospectus. We may, at our option, waive any transfer restrictions for a stated period of time. If we waive these transfer restrictions, you will be allowed to exchange to any investment option available in the Contract. Please read the "Transfers Between Account Options" section in this prospectus.

WE RESERVE THE RIGHT TO TERMINATE, MODIFY OR SUSPEND THESE EXCHANGE PRIVILEGES AT ANY TIME.

CHARGES AND TAXES

While we impose no fee for an exchange, you will be subject to all of the fees and charges stated in this prospectus. These fees and charges may include a surrender charge, mortality and expense risk fee, administrative fee, account maintenance fee and certain other fees and charges. These charges will be incurred even though you may not have them on the contract you were in before your exchange into the Contract. Please read the "Fees and Charges" section of this prospectus.

Please read the "Federal Tax Matters" section in this prospectus for information about the federal income tax treatment of the Contracts.

DEATH BENEFITS
--------------------------------------------------------------------------------

The Contract will pay a death benefit during either the Purchase Period or the Payout Period. How the death benefit will be paid is discussed below. The death benefit provisions in the Contract may vary from state to state.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

- In a lump sum; or

- Payment of the entire death benefit within 5 years of the date of death; or

- In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option.

Payment of any death benefits must be within the time limits set by federal tax law.

BENEFICIARY -- the person
designated to receive Payout
Payments or the Account Value
upon the death of
an Annuitant or the Owner.

ANNUITANT -- the individual,
(in most cases this person is
you) to whom Payout
Payments will be paid. The
Annuitant is also the
measuring life for the Contract.

--------------------------------------------------------------------------------

PROOF OF DEATH

We accept the following as proof of any person's death:

- a certified death certificate;

- a certified decree of a court of competent jurisdiction as to the finding of death;

- a written statement by a medical doctor who attended the deceased at the time of death; or

- any other proof satisfactory to us.

Once we have paid the death proceeds, the Contract terminates, and our obligations are complete.

SPECIAL INFORMATION FOR NON-TAX QUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a Non-Qualified Contract are not the same person. If this is the case, and the Contract Owner dies, death benefits must be paid:

- commencing within 5 years of the date of death; or

- beginning within 1 year of the date of death under:

  - a life annuity with or without a period certain, or

  - an annuity for a designated period not extending beyond the life expectancy of the Beneficiary.

JOINT OWNER SPOUSAL ELECTION INFORMATION

The Beneficiary will receive the Death Benefit payout if:

- the Contract Owner dies before the Payout Date, or

- the Annuitant dies during the Annuity Period.

If the Annuitant dies before the Annuity date, the Owner may designate a new Annuitant or become the Annuitant.

With regard to joint Owners of a Non-Qualified Contract, the Death Benefit is payable upon the death of either Owner during the Purchase Period. However, in the event of your death where the sole Beneficiary of the Non-Qualified Contract is your spouse, your spouse may continue the Contract as Owner, in lieu of receiving the Death Benefit.

DURING THE PURCHASE PERIOD

Four types of death benefits are available if death occurs during the Purchase
Period: the Standard Death Benefit, the Enhanced Death Benefit, the Annual Step-Up Death Benefit, or the Gain Preservation Death Benefit. The Enhanced Death Benefit or the Annual Step-Up Death Benefit can only be chosen at the time that the Contract is issued. You may choose the Gain Preservation Death Benefit at any time prior to the Payout Date and prior to the Contract Owner's 86th birthday, subject to the requirements explained below. If you do not make a choice of death benefit at the time that the Contract is issued then you will automatically be given the Standard Death Benefit.

You may not choose the Gain Preservation Death Benefit if the Enhanced Death Benefit or the Annual Step-Up Death Benefit has already been chosen. The Gain Preservation Death Benefit may be used with Non-Qualified Contracts only. You may not choose the Gain Preservation Death Benefit if your Contract is a Qualified Contract. See the "Federal Tax Matters" section in this prospectus for more information on Non-Qualified and Qualified Contracts.

You will be required to pay a charge if you choose the Enhanced Death Benefit, the Annual Step-Up Death Benefit, or the Gain Preservation Death Benefit. All of the optional death benefits are subject to state availability. There is no charge for the Standard Death Benefit offered by the Contract.

Once selected, the Enhanced Death Benefit, Annual Step-Up Death Benefit or Gain Preservation Death Benefit may not be cancelled.

STANDARD DEATH BENEFIT

If death occurs before your 85th birthday, then the Death Benefit during the Purchase Period will be the greatest of:

- Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service
  Center;

- 100% of Purchase Payments (to Fixed and/or
  Variable Account Options)
  - (MINUS)
  Amount of all prior withdrawals and charges; OR
  - The greatest Account Value on any prior seventh
    Contract Anniversary plus any Purchase Payments made after such Contract Anniversary
    - (MINUS)
    Amount of all prior withdrawals and charges.

If death occurs at the age of 85 or older, then the Death Benefit during the Purchase Period will be:

  Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service
  Center.

--------------------------------------------------------------------------------

ENHANCED DEATH BENEFIT

You will be charged a fee for choosing the Enhanced Death Benefit. See the "Fees and Charges" section in this prospectus.

If death occurs before your 85th birthday, then the Death Benefit during the Purchase Period will be the greatest of:

- Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service
  Center;
- 100% of Purchase Payments (to Fixed and/or
  Variable Account Options)
  - (MINUS)
  Amount of all prior withdrawals and charges;
- The greatest Account Value on any prior seventh
  Contract Anniversary plus any purchase Payments made after such Contract Anniversary
  - (MINUS)
  Amount of all prior withdrawals and charges made after such Contract Anniversary; OR
- The total amount of Purchase Payments made up to the date of death accumulated at a 3% interest rate each year
  - (MINUS)
  Amount of all prior withdrawals and charges accumulated at a 3% interest rate each year, not to exceed 200% of total Purchase Payments made minus all prior withdrawals and any surrender charges.

If death occurs on or after your 85th birthday and before your 90th birthday, then the Death Benefit during the Purchase Period will be the greater of the first three bullet points above. If death occurs at the age of 90 or older, then the Death Benefit during the Purchase Period will be the first bullet point above. However, the charge for the Enhanced Death Benefit will still be deducted.

ANNUAL STEP-UP DEATH BENEFIT

You will be charged a fee for choosing the Annual Step-Up Death Benefit. See the "Fees and Charges" section in this prospectus.

If death occurs before your 85th birthday, then the Death Benefit during the Purchase Period will be the greatest of:

- Your Account Value on the date of proof of death and election of the payment method are received by the Company at its Annuity Service Center;
- 100% of Purchase Payments (to Fixed and/or
  Variable Account Options)
  - (MINUS)
  Amount of all prior withdrawals and charges; OR
- The greatest Account Value on any prior
  Contract Anniversary plus any purchase Payments made after such Contract Anniversary.
  - (MINUS)
  Amount of all prior withdrawals and charges made after such Contract Anniversary.

If death occurs at the age of 85 or older, then the Death Benefit during the Purchase Period will be the first bullet point above. However, the charge for the Annual Step-Up Death Benefit will still be deducted.

GAIN PRESERVATION DEATH BENEFIT

You will be charged a fee for choosing the Gain Preservation Death Benefit. See the "Fees and Charges" section in this prospectus.

The Death Benefit during the Purchase Period will be the Death Benefit amount payable under the Standard Death Benefit plus the Gain Preservation Amount.

The Gain Preservation Amount is:

- The Death Benefit amount payable under the Standard Death Benefit;
  - (MINUS)
- The greater of (i) 100% of Purchase Payments
  (to Fixed and/or Variable Account Options) minus the amount of all prior withdrawals and charges made or (ii) the Account Value on the date that the Gain Preservation Death Benefit is chosen;
  then
  X (MULTIPLIED BY)
- 66% (for Contract Owners ages 69 or younger on the date the Gain Preservation Death Benefit is issued) or 33% (for Contract Owners ages 70 through 80 on the date that the Gain
  Preservation Death Benefit is issued).(1) For example, if the Contract Owner is age 68 when he or she purchases the Gain Preservation Death
  Benefit, then the multiplier will be 66%, no matter what the age of the Contract Owner is upon his or her death.
  Not to exceed the lesser of 100% of total
  Purchase Payments made or $1,000,000.

---------------

(1) The 66% or 33% multiplier cannot be changed, unless there is a change of Contract Owner. In the event that there is a change of Contract Owner, the 66% or 33% multiplier will be based on the age of the new Contract Owner (or the older joint Contract Owner) on the date that the change of ownership occurs. If the new Contract Owner (or new older joint Contract Owner) is age 81 or older, then the benefits of the Gain Preservation Death Benefit will be canceled out, and the Standard Death Benefit will apply. However, the charge for the Gain Preservation Death Benefit will still be deducted.

The Gain Preservation Death Benefit is generally intended to help preserve any increase in Account Value from the time of your Purchase Payment(s) by increasing the death benefit amount payable above the Standard Death Benefit.

If there is no increase in your Contract's Account Value from the time of your Purchase Payment(s) until the date of death, then the difference between the first two bullet points above will be zero, or less, and there will be no Gain Preservation Amount to be paid. If this situation occurs, then the death benefit amount will be the Contract's Standard Death Benefit.

--------------------------------------------------------------------------------

DURING THE PAYOUT PERIOD

If the Annuitant dies during the Payout Period, your Beneficiary may receive any continuing payments under the Payout Option that you selected. The Payout Options available in the Contract are described in the "Payout Period" section of this prospectus.

HOW TO REVIEW INVESTMENT PERFORMANCE
OF SEPARATE ACCOUNT DIVISIONS
--------------------------------------------------------------------------------

We will advertise information about the investment performance of the A.G. Separate Account A Divisions. Our advertising of the past investment performance results does not mean that future performance will be the same. The performance information will not predict what your actual investment experience will be in that Division or show past performance under an actual Contract. We may also show how the Divisions rank on the basis of data compiled by independent ranking services.

Some of the Divisions (and underlying Funds) offered in this prospectus were previously or currently are available through other annuity or life insurance contracts. We may therefore, advertise investment performance since the inception of the underlying Funds. In each case, we will use the charges and fees imposed by the Contract in calculating the Divisions' investment performance.

TYPES OF INVESTMENT PERFORMANCE
INFORMATION ADVERTISED

We may advertise the Divisions' Total Return Performance information and Yield Performance information.

TOTAL RETURN PERFORMANCE INFORMATION

Total Return Performance Information is based on the overall dollar or percentage change in value of an assumed investment in a Division over a given period of time.

There are seven ways Total Return Performance Information may be advertised:

  - Standard Average Annual Total Return
  - Nonstandard Average Annual Total Return
  - Cumulative Total Return
  - Annual Change in Purchase Unit Value
  - Cumulative Change in Purchase Unit Value
  - Total Return Based on Different Investment Amounts
  - An Assumed Account Value of $10,000

Each of these is described below.

STANDARD AVERAGE ANNUAL TOTAL RETURN

Standard Average Annual Total Return shows the average percentage change in the value of an investment in the Division from the beginning to the end of a given historical period. The results shown are after all charges and fees have been applied against the Division. This will include the Maximum Separate Account Charges (see the "Fee Table" in this prospectus), account maintenance fees, and surrender charges that would have been deducted if you surrendered the Contract at the end of each period shown. Premium taxes are not deducted. This information is calculated for each Division based on how an initial assumed payment of $1,000 performed at the end of 1, 5 and 10 year periods. If Standard Average Annual Return for a Division is not available for a stated period, we may show the Standard Average Annual Return since Division inception.

The return for periods of more than one year are annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

NONSTANDARD AVERAGE ANNUAL TOTAL RETURN

Nonstandard Average Annual Total Return is calculated in the same manner as the Standard Average Annual Total Return. However, Nonstandard Average Annual Total Return shows only the historic investment results of the Division. Account maintenance fees, Optional Separate Account Charges, surrender charges and premium taxes are not deducted. The SEC staff takes the position that performance information of an underlying Fund reduced by Account fees for a period prior to the inception of the corresponding Division is nonstandard performance information regardless of whether all Account fees and charges are deducted.

DIVISIONS -- subaccounts of
A.G. Separate Account A
which represent the Variable
Account Options in the
Contract. Each Division
invests in a different mutual
fund, each having its own
investment objective and
strategy.

For more information on how
TOTAL RETURN PERFORMANCE
INFORMATION is calculated,
see the Statement of
Additional Information.

--------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN

Cumulative Total Return assumes the investment in the Contract will stay in the Division beyond the time that a surrender charge would apply. It may be calculated for 1, 5 and 10 year periods. If Cumulative Total Return for a Division is not available for a stated period, we may show the Cumulative Total Return since Division inception. It is based on an assumed initial investment of $10,000. The Cumulative Return will be calculated without deduction of account maintenance fees, surrender charges or premium taxes.

ANNUAL CHANGE IN PURCHASE UNIT VALUE

Annual Change in Purchase Unit Value is a percentage change during a one year period or since inception. This is calculated as follows:

  - The Purchase Unit Value at the start of the year is subtracted from the Purchase Unit Value at the end of the period or year; and

  - The difference is divided by the Purchase Unit Value at the start of the period or year.

Account maintenance fees, surrender charges and premium taxes are not deducted. The effect of these charges, if deducted, would reduce the Division's Annual Change in Purchase Unit Value.

CUMULATIVE CHANGE IN PURCHASE UNIT VALUE

Cumulative Change in Purchase Unit Value is a percentage change from the beginning to the ending of a period usually greater than one year. Otherwise, it is calculated in the same way as the Annual Change in Purchase Unit Value.

TOTAL RETURN BASED ON DIFFERENT
INVESTMENT AMOUNTS

We may show total return information based on different investment amounts. For example, we may show $200 a month for 10 years, or $100 a month to age 65. Fees may or may not be included. Each performance illustration will explain the Contract charges and fees imposed on the Division.

AN ASSUMED ACCOUNT VALUE OF $10,000

We may show annual values based on an initial investment of $10,000. This will not reflect any deduction for account maintenance fees, surrender charges and premium taxes.

YIELD PERFORMANCE INFORMATION

We may advertise Yield Performance, at a given point in time. A Division's yield is one way of showing the rate of income the Division is earning as a percentage of the Division's Purchase Unit Value.

NORTH AMERICAN--AG MONEY MARKET FUND DIVISION

We may advertise the North American--AG Money Market Fund Division's Current Yield and Effective Yield.

The Current Yield refers to the income produced by an investment in the North American--AG Money Market Fund Division over a given 7-day period. The Current Yield does not take into account surrender charges or premium taxes. The income produced over a 7 day period is then "annualized." This means we are assuming the amount of income produced during the 7-day period will continue to be produced each week for an entire year. The annualized amount is shown as a percentage of the investment.

The Effective Yield is calculated in a manner similar to the Current Yield. But, when the yield is annualized the income earned is assumed to be reinvested. The compounding effect will cause the Effective Yield to be higher than the Current Yield.

DIVISIONS OTHER THAN THE NORTH AMERICAN--AG MONEY MARKET FUND DIVISION

We may advertise the standardized yield performance for each Division other than the North American -- AG Money Market Fund Division. The yield for each Division will be determined as follows:

  - We will subtract the account maintenance fee from the average daily net investment income per Purchase Unit;

  - We will divide the remainder by the Purchase Unit Value on the last day of the period; and

  - We will annualize the result.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

The right to name or change a Beneficiary may be subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain tax laws and regulations.

If the Owner dies, and there is no Beneficiary, any death benefit will be payable to the Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CANCELLATION -- THE 10 DAY "FREE LOOK"

You may cancel the Contract by returning it to the Company within 10 days after delivery. A longer period will be allowed if required under state law. A refund will be made to you within 7 days after receipt of the Contract within the required period. The refund amount will be your Purchase Payments, adjusted to reflect (1) investment experience and (2) any Fees and Charges which have been deducted. See the "Purchase Period -- Right to Return" and "Purchase
Period -- 1% Bonus" sections in this prospectus.

WE RESERVE CERTAIN RIGHTS

We reserve the right to:

  - amend the Contract to conform with substitutions of investments;

  - amend the Contract to comply with tax or other laws;

  - operate A.G. Separate Account A as a management investment company under the 1940 Act, in consideration of an investment management fee or in any other form permitted by law;

  - deregister A.G. Separate Account A under the 1940 Act, if registration is no longer required;

  - reflect a change in A.G. Separate Account A or any Division;

  - create new separate accounts;

  - transfer any assets in any Division to another Division, or to one or more separate accounts, or to the One Year Fixed Account;

  - add, combine or remove Divisions in A.G. Separate Account A, or combine A.G. Separate Account A with another separate account;

  - add additional Fixed Account Options;

  - make any new Division available to you on a basis we determine;

  - change the way in which certain fees are calculated and deducted, without changing the amount of the fee itself;

  - commence deducting premium taxes or adjust the amount of premium taxes deducted in accordance with state law that applies; or

  - make any changes required to comply with the rules of any Fund.

When required by law, we will obtain (1) your approval of changes and (2) the approval of any appropriate regulatory authority.

DEFERRING PAYMENTS

We reserve the right to defer payment of any surrender, payout payment, or death proceeds out of the Account Value if:


  - the New York Stock Exchange is closed other than for customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;


  - the SEC determines that an emergency exists, as a result of which disposal of securities held in a Division is not reasonably practicable or it is not reasonably practicable to fairly determine the Account Value; or

  - the SEC by order permits the delay for the protection of Contract Owners.

We may also postpone transfers and allocations of Account Value under these circumstances.

VOTING RIGHTS
--------------------------------------------------------------------------------

As discussed in the "About A.G. Separate Account A" section of this prospectus, A.G. Separate Account A holds on your behalf shares of the Funds which comprise the Variable Account Options. From time to time the Funds are required to hold a shareholder meeting to

CONTRACT OWNER -- the person
entitled to the ownership rights
as stated in this prospectus.

A.G. SEPARATE
ACCOUNT A -- a segregated
asset account established by
the Company under the Texas
Insurance Code. The purpose
of A.G. Separate Account A
is to receive and invest your
Purchase Payments and
Account Value in the Variable
Account Options you have
selected.

--------------------------------------------------------------------------------

obtain approval from their shareholders for certain matters. As a Contract Owner, you may be entitled to give voting instructions to us as to how A.G. Separate Account A should vote its Fund shares on these matters. Those persons entitled to give voting instructions will be determined before the shareholders meeting is held. For more information about these shareholder meetings and when they may be held, see the Funds' prospectuses.

WHO MAY GIVE VOTING INSTRUCTIONS

In most cases during the Purchase Period, you will have the right to give voting instructions for the shareholder meetings. Contract Owners will instruct A.G. Separate Account A in accordance with these instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if the Contract was issued in connection with a nonqualified, unfunded deferred compensation plan.

DETERMINATION OF FUND SHARES
ATTRIBUTABLE TO YOUR ACCOUNT

During Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During Payout Period or After a Death
Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

The Funds which comprise the Variable Account Options in the Contract may have a number of shareholders including A.G. Separate Account A, the Company, and other affiliated and unaffiliated insurance company separate accounts.

A.G. Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all the Contract Owners invested in that Fund entitled to give instructions at that shareholder meeting. A.G. Separate Account A will vote the shares of the Funds it holds for which it receives no voting instructions in the same proportion as the shares for which voting instructions have been received.

The Company will vote the shares of the Funds it holds based on, and in the same proportion as, the voting instructions received from Contract Owners.

In the future, we may decide how to vote the shares of the Company or A.G. Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contract provides tax-deferred accumulation over time, but is subject to federal income and excise taxes, mentioned briefly below. You should refer to the Statement of Additional Information for further details. Section references are to the Internal Revenue Code ("Code"). We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under the "Premium Tax Charge"
section in this prospectus. Remember that future legislation could modify the rules discussed below, and always consult your personal tax adviser regarding how the current rules apply to your specific situation.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program or a Section 408(b) IRA or is instead a Non-Qualified Contract. The Contract is used under the following types of retirement arrangements:

  - Section 403(b) annuities for employees of public schools and Section 501(c)(3) tax-exempt organizations;

  - Section 408(b) individual retirement annuities.

--------------------------------------------------------------------------------

The foregoing Contracts are "Qualified Contracts." Certain series of the Contract may also be available through a nondeductible Section 408A "Roth" individual retirement annuity.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract.

In addition, the Contract is also available through "Non-Qualified Contracts." Such Non-Qualified Contracts generally include unfunded, nonqualified deferred compensation plans of corporate employers, as well as individual annuity contracts issued to individuals outside of the context of any formal employer or employee retirement plan or arrangement. Non-Qualified Contracts generally may invest only in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts.

TAX CONSEQUENCES IN GENERAL


Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax adviser.


Purchase Payments under the Contract can be made as contributions by employers, or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the Statement of Additional Information for special rules, including those applicable to taxable, non-natural owners of Non-Qualified Contracts.

Transfers among investment options within a variable annuity contract generally are not taxed at the time of such a transfer. However, in 1986 the Internal Revenue Service ("IRS") indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity contract for federal income tax purposes. If imposed, such limitations could be applied to qualified contracts as well as nonqualified contracts, and the Company can provide no assurance that such limitations would not be imposed on a retroactive basis to contracts issued under this prospectus. However, the Company has no present indication that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be.

Distributions are taxed differently depending on the program through which the Contract is offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to federal income tax. For annuity payments, the investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations.

Amounts subject to federal income tax may also incur an excise tax under the circumstances described in the Statement of Additional Information. Generally, distributions would also be subject to some form of federal income tax withholding unless rolled into another tax-deferred vehicle. Required withholding will vary according to type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

Investment earnings on contributions to Non-Qualified Contracts that are not owned by natural persons will be taxed currently to the Owner, and such Contracts will not be treated as annuities for federal income tax purposes.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from Premium Payments made to:

  - The Contract issued to a tax-favored retirement program purchased with pre-tax premium payments;

  - A Non-Qualified Contract purchased with after-tax Premium Payments and;

  - Conventional savings vehicles such as savings accounts.

--------------------------------------------------------------------------------

                        THE POWER OF TAX-DEFERRED GROWTH

                                  [BAR GRAPH]

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan, (2) contributing $100 to a nonqualified, tax-deferred annuity, and (3) contributing $100 per month ($138.89 since contributions are made before tax) to a tax-deferred plan such as a 403(b) annuity. The chart assumes a 28% income tax rate and an 8% fixed rate of return. Variable options incur mortality and expense risk fee and administration fee charges and may also incur account maintenance fees and surrender charges. The chart does not reflect the deduction of any such fees. An additional 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return.

Unlike savings accounts, Premium Payments made to tax-favored retirement programs and Non-Qualified Contracts generally provide tax-deferred treatment of earnings. In addition, Premium Payments made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 28% federal income tax bracket, and an annual fixed yield (BEFORE THE DEDUCTION OF ANY FEES OR CHARGES) of 8% under a tax-favored retirement program in which tax savings were reinvested, the tax deferred rate of return has an equivalent after-tax annual fixed yield of 5.76% under a conventional savings program. THE 8% YIELD ON THE TAX-FAVORED PROGRAM WILL BE REDUCED BY THE IMPACT OF INCOME TAXES UPON WITHDRAWAL. The yield will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees and charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a conventional savings account:

                              PAYCHECK COMPARISON

                            TAX-FAVORED        CONVENTIONAL
                            RETIREMENT           SAVINGS
                              PROGRAM            ACCOUNT
                            -----------        ------------
Annual amount available
  for savings before
  federal taxes.........      $2,000              $2,000
Current federal income
  tax due on Purchase
  Payments..............           0                (560)
Net retirement
  contribution Purchase
  Payments..............      $2,000              $1,440

This chart assumes a 28% federal income tax rate. The $560 that is paid toward current federal income taxes reduces the actual amount saved in the conventional savings account to $1,440 while the full $2,000 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,000, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,440 while the contribution to a conventional savings account requires the full $2,000 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under Section 403(b) of the Code which allows participants to exclude contributions, within defined limits, from gross income.

Please tear off, complete and return the form below to the Annuity Service Center at the address shown on the inside back cover of this Prospectus. A Statement of Additional Information may also be ordered by calling 1-800-424-4990.

 ................................................................................

Please send me a free copy of the Statement of Additional Information for the Contract.

                             (Please Print or Type)

---------------------------------------------------------------------------------------
   Name:                                                  Policy #
        ----------------------------------------                  ---------------------
   Address:
           -------------------------------------

           -------------------------------------
   Social Security Number:
                          ----------------------
---------------------------------------------------------------------------------------

                      (This page intentionally left blank)

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                   PAGE
                                                   ----
GENERAL INFORMATION..............................    4
    THE COMPANY..................................    4
    MARKETING INFORMATION........................    4
    ENDORSEMENTS AND PUBLISHED RATINGS...........    4
TYPES OF VARIABLE ANNUITY CONTRACTS..............    6
VARIABLE ANNUITY CONTRACT GENERAL PROVISIONS.....    6
FEDERAL TAX MATTERS..............................    7
    Tax Consequences of Purchase Payments........    7
    Tax Consequences of Distributions............    9
    Special Tax Consequences -- Early
       Distribution..............................   11
    Special Tax Consequences -- Required
       Distributions.............................   12
    Tax-Free Rollovers, Transfers and
       Exchanges.................................   13
EXCHANGE PRIVILEGE...............................   14
    Information Which May Be Applicable To Any
       Exchange..................................   14
CALCULATION OF SURRENDER CHARGE..................   14
    Illustration of Surrender Charge on Total
       Surrender.................................   14
    Illustration of Surrender Charge on a 10%
       Partial Surrender Followed by a Full
       Surrender.................................   15
CALCULATION OF MVA OPTION........................   16
PURCHASE UNIT VALUE..............................   17
    Illustration of Calculation of Purchase Unit
       Value.....................................   17
    Illustration of Purchase of Purchase Units...   18

                                                   PAGE
                                                   ----
PERFORMANCE CALCULATIONS.........................   18
    Illustration of Calculation of Current Yield
       for North American -- AG Money Market Fund
       Division..................................   18
    Calculation of Current Yield for the North
       American -- AG Money Market Fund
       Division..................................   18
    Illustration of Calculation of Effective
       Yield for North American -- AG Money
       Market Fund Division......................   18
    Calculation of Effective Yield for the North
       American -- AG Money Market Fund
       Division..................................   18
    Illustration of Calculation of Standardized
       Yield for Bond Fund Divisions.............   19
    Calculation of Average Annual Total Return...   19
PERFORMANCE COMPARISONS..........................   26
PAYOUT PAYMENTS..................................   28
    Assumed Investment Rate......................   28
    Amount of Payout Payments....................   28
    Payout Unit Value............................   29
    Illustration of Calculation of Payout Unit
       Value.....................................   30
    Illustration of Payout Payments..............   30
DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS.......   30
EXPERTS..........................................   31
COMMENTS ON FINANCIAL STATEMENTS.................   31

APPENDIX I -- SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

                                                                          NORTH           NORTH           NORTH
                                           AIM V.I.                   AMERICAN--AG    AMERICAN--AG    AMERICAN--AG        NORTH
                                           CAPITAL       AIM V.I.      GOVERNMENT      GROWTH AND     INTERNATIONAL   AMERICAN--AG
                                         APPRECIATION   DIVERSIFIED    SECURITIES        INCOME         EQUITIES          MONEY
                                             FUND       INCOME FUND       FUND            FUND            FUND         MARKET FUND
                                          DIVISION 8    DIVISION 9    DIVISION 4(3)   DIVISION 1(3)   DIVISION 2(3)   DIVISION 6(3)
                                          ----------    ----------    -------------   -------------   -------------   -------------
PURCHASE UNITS WITHOUT THE CHARGE FOR
 AN OPTIONAL DEATH BENEFIT OPTION(1):
December 31, 2000
 Purchase Units in Force                     533,262       273,246      1,372,638       1,262,262         399,335         233,714
 Purchase Unit Values                     $13.936476    $ 9.564546     $12.768713      $15.833526      $12.080144      $12.181997
December 31, 1999
 Purchase Units in Force                     263,916       143,977      1,390,591       1,317,110         405,200         367,475
 Purchase Unit Values                     $15.864035    $ 9.633038     $11.469704      $18.013764      $14.814118      $11.654338
December 23, 1999
 Purchase Units in Force                          --            --      1,415,677       1,309,712         407,306         386,087
 Purchase Unit Values(2)                          --            --     $11.471379      $17.601477      $14.268432      $11.639810
December 31, 1998
 Purchase Units in Force                       2,550         2,249             --              --              --              --
 Purchase Unit Value                      $11.125468    $ 9.960883             --              --              --              --
November 23, 1998
 Purchase Units in Force                          --            --             --              --              --              --
 Purchase Unit Values(2)                  $ 9.996230    $ 9.878091             --              --              --              --
PURCHASE UNITS WITH THE CHARGE FOR
 ENHANCED DEATH BENEFIT OPTION(1):
December 31, 2000
 Purchase Units in Force                      16,701         8,334        107,604         110,404          41,164          40,520
 Purchase Unit Values                     $12.554226    $ 9.686158     $12.693222      $15.739968      $12.008717      $12.109992
December 31, 1999
 Purchase Units in Force                      14,174         8,261        120,782         134,453          37,660          19,385
 Purchase Unit Values                     $14.297796    $ 9.760387     $11.407577      $17.916247      $14.733875      $11.591218
December 23, 1999
 Purchase Units in Force                          --            --        124,339         129,764          37,654          29,098
 Purchase Unit Values(2)                          --            --     $11.409383      $17.506407      $14.191319      $11.576909
December 31, 1998
 Purchase Units in Force                          --           546             --              --              --              --
 Purchase Unit Value                              --    $10.098556             --              --              --              --
November 23, 1998
 Purchase Units in Force                          --            --             --              --              --              --
 Purchase Unit Values(2)                  $ 9.996709    $ 9.878405             --              --              --              --
PURCHASE UNITS WITH THE CHARGE FOR
 ANNUAL STEP-UP DEATH BENEFIT
 OPTION(1):
December 31, 2000
 Purchase Units in Force                     111,133        46,872        120,979         191,338          27,229          23,302
 Purchase Unit Values                     $12.354175    $ 9.581624     $11.411287      $10.343942      $ 9.311229      $10.987120
December 31, 1999
 Purchase Units in Force                      49,308        23,274        116,793         188,391          23,149          35,804
 Purchase Unit Values                     $14.077551    $ 9.660243     $10.261000      $11.780478      $11.430398      $10.522117
December 23, 1999
 Purchase Units in Force                          --            --        116,983         188,635          22,744          24,150
 Purchase Unit Values(2)                          --            --     $10.262751      $11.511137      $11.009624      $10.509258
December 31, 1998
 Purchase Units in Force                          --           236             --              --              --              --
 Purchase Unit Value                              --    $ 9.998064             --              --              --              --
November 23, 1998
 Purchase Units in Force                          --            --             --              --              --              --
 Purchase Unit Values(2)                  $ 9.070215    $ 9.923888             --              --              --              --


                                             NORTH
                                         AMERICAN--AG        OCCAT
                                          STOCK INDEX       MANAGED
                                             FUND          PORTFOLIO
                                         DIVISION 5(3)   DIVISION 3(3)
                                         -------------   -------------
PURCHASE UNITS WITHOUT THE CHARGE FOR
 AN OPTIONAL DEATH BENEFIT OPTION(1):
December 31, 2000
 Purchase Units in Force                     923,386       1,547,167
 Purchase Unit Values                     $19.167985      $$17.567774
December 31, 1999
 Purchase Units in Force                     948,596       1,795,075
 Purchase Unit Values                     $21.444540      $16.234116
December 23, 1999
 Purchase Units in Force                     943,866       1,800,114
 Purchase Unit Values(2)                  $20.968493      $16.038861
December 31, 1998
 Purchase Units in Force                          --              --
 Purchase Unit Value                              --              --
November 23, 1998
 Purchase Units in Force                          --              --
 Purchase Unit Values(2)                          --              --
PURCHASE UNITS WITH THE CHARGE FOR
 ENHANCED DEATH BENEFIT OPTION(1):
December 31, 2000
 Purchase Units in Force                      68,981         132,411
 Purchase Unit Values                     $19.054744      $17.463964
December 31, 1999
 Purchase Units in Force                      74,328         153,924
 Purchase Unit Values                     $21.328466      $16.146220
December 23, 1999
 Purchase Units in Force                      74,132         153,802
 Purchase Unit Values(2)                  $20.855252      $15.952220
December 31, 1998
 Purchase Units in Force                          --              --
 Purchase Unit Value                              --              --
November 23, 1998
 Purchase Units in Force                          --              --
 Purchase Unit Values(2)                          --              --
PURCHASE UNITS WITH THE CHARGE FOR
 ANNUAL STEP-UP DEATH BENEFIT
 OPTION(1):
December 31, 2000
 Purchase Units in Force                     144,594         121,121
 Purchase Unit Values                     $10.716226      $10.764003
December 31, 1999
 Purchase Units in Force                      93,705         124,376
 Purchase Unit Values                     $12.001403      $ 9.957164
December 23, 1999
 Purchase Units in Force                      93,182         124,007
 Purchase Unit Values(2)                  $11.735273      $ 9.837648
December 31, 1998
 Purchase Units in Force                          --              --
 Purchase Unit Value                              --              --
November 23, 1998
 Purchase Units in Force                          --              --
 Purchase Unit Values(2)                          --              --

------------

(1) Three sets of Selected Purchase Unit Values have been shown above. The first set of Purchase Unit information does not include the Optional Enhanced Death Benefit Charge or the Annual Step-Up Death Benefit Charge you would incur if you choose the Optional Enhanced Death Benefit or the Optional Annual Step-Up Death Benefit. The second set of Purchase Unit information includes the Optional Enhance Death Benefit Charge you would incur if you choose the Optional Enhanced Death Benefit. The third set of Purchase Unit information includes the Annual Step-Up Death Benefit Charge you would incur if you choose the Optional Annual Step-Up Death Benefit.

(2) Purchase Unit Value At Date Of Inception.

(3) On December 23, 1999, the mutual funds which Divisions 1-7 of A.G. Separate Account A invested were replaced by seven similar substitute mutual funds. Accordingly, the Selected Purchase Unit Data for Divisions 1-7 is shown for the period of December 23, 1999 through December 31, 1999 and is based on the new purchase unit values of Divisions 1-7 which were calculated on December 23, 1999. Additionally, we now identify December 23, 1999 as the inception date for Divisions 1-7. See the "About A.G. Separate Account A"
    section in this prospectus.

--------------------------------------------------------------------------------

                                                               TEMPLETON                       VAN KAMPEN LIT
OPPENHEIMER                    OPPENHEIMER     OPPENHEIMER     DEVELOPING       TEMPLETON         EMERGING
  CAPITAL      OPPENHEIMER     MAIN STREET      SMALL CAP        MARKET       INTERNATIONAL        GROWTH
APPRECIATION   HIGH INCOME   GROWTH & INCOME     GROWTH        SECURITIES       SECURITIES       PORTFOLIO-
  FUND/VA        FUND/VA         FUND/VA         FUND/VA     FUND- CLASS 2    FUND- CLASS 2    CLASS I SHARES
DIVISION 10    DIVISION 12     DIVISION 11     DIVISION 13   DIVISION 14(4)   DIVISION 15(5)   DIVISION 7(3)
-----------    -----------     -----------     -----------   --------------   --------------   -------------
    628,004       203,317       1,145,141         244,322          86,818          189,296          887,930
 $14.533612    $ 9.772488      $11.333272      $12.951803      $10.185647       $11.906797       $31.886738
    318,642       125,894         562,532          94,772          46,150           88,398          814,202
 $14.772926    $10.295545      $12.598916      $16.084962      $15.200206       $12.368821       $35.992433
         --            --              --              --              --               --          809,405
         --            --              --              --              --               --       $34.299260
      1,662         1,792           6,629           2,973              --              360               --
 $10.576647    $10.012380      $10.498635      $11.130512      $10.095498       $10.179276               --
         --            --              --              --              --               --               --
 $ 9.572666    $ 9.936320      $10.011219      $10.078913      $10.229227       $10.090657               --
     33,221        13,341          49,692           9,708           2,408            7,975           73,747
 $13.581430    $ 9.761224      $11.689621      $12.936878      $10.026813       $11.970820       $31.698318
     22,670        12,015          30,780           9,066             906            4,793           77,568
 $13.811947    $10.288808      $13.001536      $16.074463      $14.970651       $12.441523       $35.797601
         --            --              --              --              --               --           78,423
         --            --              --              --              --               --       $34.114010
         --            22             793               4              --               --               --
         --    $10.011761      $10.840562      $11.129835              --               --               --
         --            --              --              --              --               --               --
 $ 9.572967    $ 9.936797      $10.011540      $10.079402      $10.229873       $10.091268               --
     79,043        57,513         194,453          53,972          31,259           41,322           91,649
 $14.791781    $ 9.665523      $10.391735      $11.684016      $ 8.061781       $11.315615       $20.801045
     38,283        33,529          97,957          14,582           5,121            9,687           69,893
 $15.050945    $10.193421      $11.564221      $14.525577      $12.043240       $11.766892       $23.503735
         --            --              --              --              --               --           69,525
         --            --              --              --              --               --       $22.398611
        219            --              --              --              --               --               --
 $10.785446            --              --              --              --               --               --
         --            --              --              --              --               --               --
 $ 9.991869    $ 9.883769      $ 9.335061      $ 9.258150      $ 8.254617       $ 9.741088               --

------------

(3) On December 23, 1999, the mutual funds in which Divisions 1-7 of A.G. Separate Account A invested were replaced by seven similar substitute mutual funds. Accordingly, the Selected Purchase Unit Data for Divisions 1-7 is shown for the period of December 23, 1999 through December 31, 1999 and is based on the new purchase unit values of Divisions 1-7 which were calculated on December 23, 1999. Additionally, we now identify December 23, 1999 as the inception date for Divisions 1-7. See the "About A.G. Separate Account A"
    section in this prospectus.

(4) Effective May 1, 2000 the Templeton Developing Markets Fund merged with the Templeton Developing Markets Equity Fund. At the same time as the merger, the Templeton Developing Markets Fund changed its name to the Templeton Developing Markets Securities Fund. Accordingly, the Templeton Developing Markets Fund Division 14 was renamed the Templeton Developing Markets Securities Fund Division 14. The Selected Purchase Unit Data for the Division through December 31, 1999, reflects units of the Templeton Developing Markets Fund Division 14.

(5) Effective May 1, 2000 the Templeton International Fund merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Accordingly, the Templeton International Fund Division 15 was renamed the Templeton International Securities Fund Division 15. The Selected Purchase Unit Data for the Division through December 31, 1999, reflects units of the Templeton International Fund Division 15.

Financial statements of A.G. Separate Account A are included in the Statement of Additional Information, which is available upon request. Purchase units shown are for a Purchase Unit outstanding throughout the year under a representative contract of the type invested in each column shown. The unit value of each Division of A.G. Separate Account A will not be the same on any given day as the net asset value per share of the underlying Fund described in this prospectus in which that Division invests. This is because each unit value consists of the underlying Fund share's net asset value minus the charges by A.G. Separate Account A. In addition, dividends declared by the underlying Fund are reinvested by the Division in additional shares. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in A.G. Separate Account A does not change as a result of such distributions.

--------------------------------------------------------------------------------

                                                                JANUS ASPEN       MFS(R) VIT          NORTH            NORTH
                                          JANUS ASPEN          INTERNATIONAL        CAPITAL       AMERICAN--AG      AMERICAN--AG
                                        GROWTH PORTFOLIO      GROWTH PORTFOLIO   OPPORTUNITIES   HIGH YIELD BOND   STRATEGIC BOND
                                        --SERVICE SHARES      --SERVICE SHARE       SERIES            FUND              FUND
                                          DIVISION 16           DIVISION 17       DIVISION 18      DIVISION 19      DIVISION 20
                                          -----------           -----------       -----------      -----------      -----------
PURCHASE UNITS WITHOUT THE CHARGE FOR
 AN OPTIONAL DEATH BENEFIT OPTION(1):
December 31, 2000
 Purchase Units in Force                        3,868                 2,615            2,914              617               104
 Purchase Unit Values                      $ 8.980954            $ 9.340737       $ 9.544203       $ 9.622852        $10.032449
November 15, 2000
 Purchase Units in Force                           --                    --               --               --                --
 Purchase Unit Values(2)                   $10.000000            $10.000000       $10.000000       $10.000000        $10.000000
PURCHASE UNITS WITH THE CHARGE FOR
 ENHANCED DEATH BENEFIT OPTION(1):
December 31, 2000
 Purchase Units in Force                           --                    --               --               --                --
 Purchase Unit Values                              --                    --               --               --                --
November 15, 2000
 Purchase Units in Force                           --                    --               --               --                --
 Purchase Unit Values(2)                   $10.000000            $10.000000       $10.000000       $10.000000        $10.000000
PURCHASE UNITS WITH THE CHARGE FOR
 STEP-UP DEATH BENEFIT OPTION(1):
December 31, 2000
 Purchase Units in Force                        2,228                    53               --               --                --
 Purchase Unit Values                      $ 8.979797            $ 9.339541               --               --                --
November 15, 2000
 Purchase Units in Force                           --                    --               --               --                --
 Purchase Unit Values(2)                   $10.000000            $10.000000       $10.000000       $10.000000        $10.000000

                                NORTH AMERICAN--      NORTH AMERICAN--   NORTH AMERICAN--
                                NEUBERGER BERMAN           PUTNAM         T. ROWE PRICE     PUTNAM VT GLOBAL       PUTNAM VT
                                  MIDCAP VALUE         OPPORTUNITIES        SCIENCE &         GROWTH FUND-     VOYAGER FUND II --
                                      FUND                  FUND         TECHNOLOGY FUND    CLASS IB SHARES     CLASS IB SHARES
                                  DIVISION 21           DIVISION 22        DIVISION 23        DIVISION 24         DIVISION 25
                                  -----------           -----------        -----------        -----------         -----------
PURCHASE UNITS WITHOUT THE
 CHARGE FOR AN OPTIONAL DEATH
 BENEFIT OPTION(1):
December 31, 2000
 Purchase Units in Force                3,425                 1,179              3,332                 --               3,919
 Purchase Unit Values              $10.719129            $ 8.639205         $ 8.163949                 --          $ 8.412542
November 15, 2000
 Purchase Units in Force                   --                    --                 --                 --                  --
 Purchase Unit Values(2)           $10.000000            $10.000000         $10.000000         $10.000000          $10.000000
PURCHASE UNITS WITH THE CHARGE
 FOR ENHANCED DEATH BENEFIT
 OPTION(1):
December 31, 2000
 Purchase Units in Force                   --                    --                 --                 --                  --
 Purchase Unit Values                      --                    --                 --                 --                  --
November 15, 2000
 Purchase Units in Force                   --                    --                 --                 --                  --
 Purchase Unit Values(2)           $10.000000            $10.000000         $10.000000         $10.000000          $10.000000
PURCHASE UNITS WITH THE CHARGE
 FOR STEP-UP DEATH BENEFIT
 OPTION(1):
December 31, 2000
 Purchase Units in Force                   --                    --                 --                318                  --
 Purchase Unit Values                      --                    --                 --         $ 9.052035                  --
November 15, 2000
 Purchase Units in Force                   --                    --                 --                 --                  --
 Purchase Unit Values(2)           $10.000000            $10.000000         $10.000000         $10.000000          $10.000000

------------

(1) Three sets of Selected Purchase Unit Values have been shown above. The first set of Purchase Unit information does not include the Optional Enhanced Death Benefit Charge or the Annual Step-Up Death Benefit Charge you would incur if you choose the Optional Enhanced Death Benefit or the Optional Annual Step-Up Death Benefit. The second set of Purchase Unit information includes the Optional Enhance Death Benefit Charge you would incur if you choose the Optional Enhanced Death Benefit. The third set of Purchase Unit information includes the Annual Step-Up Death Benefit Charge you would incur if you choose the Optional Annual Step-Up Death Benefit.

(2) Purchase Unit Value At Date Of Inception.

Financial statements of A.G. Separate Account A are included in the Statement of Additional Information, which is available upon request. Purchase units shown are for a Purchase Unit outstanding throughout the year under a representative contract of the type invested in each column shown. The unit value of each Division of A.G. Separate Account A will not be the same on any given day as the net asset value per share of the underlying Fund described in this prospectus in which that Division invests. This is because each unit value consists of the underlying Fund share's net asset value minus the charges by A.G. Separate Account A. In addition, dividends declared by the underlying Fund are reinvested by the Division in additional shares. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in A.G. Separate Account A does not change as a result of such distributions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FOR ADDITIONAL INFORMATION ABOUT THE CONTRACTS
                      CONTACT THE ANNUITY SERVICE CENTER:
                               205 E. 10TH AVENUE
                             AMARILLO, TEXAS 79101
                                 1-800-424-4990

                      PURCHASE PAYMENTS SHOULD BE SENT TO:
                   AMERICAN GENERAL ANNUITY INSURANCE COMPANY
                                 P.O. BOX 5429
                    BOSTON, MA 02206-5429 (IF SENT BY MAIL)

                                       OR

                      STATE STREET BANK AND TRUST COMPANY
                             ATTENTION LOCK BOX A3W
                              1776 HERITAGE DRIVE
             NORTH QUINCY, MA 02171 (IF SENT BY OVERNIGHT DELIVERY)

                   AMERICAN GENERAL ANNUITY INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                                 1-800-424-4990
                FOR UNIT VALUE INFORMATION CALL: 1-800-424-4990
             FOR ASSET TRANSFERS BY TELEPHONE CALL: 1-800-424-4990
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[AMERICAN GENERAL FINANCIAL GROUP LOGO]

                                                                            LOGO

           AMERICAN GENERAL ANNUITY INSURANCE COMPANY
MEMBER AMERICAN GENERAL FINANCIAL GROUP
2929 ALLEN PARKWAY, HOUSTON TX 77019
ELITEPLUS(R) BONUS VARIABLE ANNUITY
                                                                             [IMSA LOGO]
Contract Form Number VA 61-94
Issued by American General Annuity Insurance Company

        ElitePlus(R) Bonus Variable Annuity is distributed by American General Distributors, Inc., member NASD and member American General Financial Group. American General Distributors, Inc., is known in Florida and Illinois as American General Financial Distributors of Florida, Inc., and American General Financial Distributors of Illinois, Inc., respectively.

        American General Financial Group(SM) is the marketing name for American General Corporation and its subsidiaries. The underwriting risks, financial obligations and support functions associated with the products issued by the above-listed life insurance company are solely its responsibility. The above-listed life insurance company is responsible for its own financial condition and contractual obligations. American General Corporation has no responsibility for the financial condition or contractual obligations of this life insurance company.


                                                             VA 13108 VER 8/2001

[AMERICAN GENERAL FINANCIAL GROUP LOGO]

                                                                            LOGO

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
MEMBER AMERICAN GENERAL FINANCIAL GROUP
2929 ALLEN PARKWAY, HOUSTON, TX 77019
ASSOCIATED LIFESTAGE VARIABLE ANNUITY
                                                                     [IMSA LOGO]
Contract Form Number VA 61-94
Issued by American General Annuity Insurance Company

Associated LifeStage Variable Annuity is distributed by American General Distributors, Inc., member NASD and member American General Financial Group. American General Distributors, Inc., is known in Florida and Illinois as American General Financial Distributors of Florida, Inc., and American General Financial Distributors of Illinois, Inc., respectively.

American General Financial Group(SM) is the marketing name for American General Corporation and its subsidiaries. The underwriting risks, financial obligations and support functions associated with the products issued by the above-listed life insurance company are solely its responsibility.
The above-listed life insurance company is responsible for its own financial condition and contractual obligations. American General Corporation has no responsibility for the financial condition or contractual obligations of this life insurance company.

                   AMERICAN GENERAL ANNUITY INSURANCE COMPANY

                             A.G. SEPARATE ACCOUNT A
                    UNITS OF INTEREST UNDER FLEXIBLE PREMIUM
            INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS


                       STATEMENT OF ADDITIONAL INFORMATION


                                 FORM N-4 PART B
                                 AUGUST 6, 2001


This Statement of Additional Information is not a prospectus but contains information in addition to that set forth in the prospectus for the Individual Flexible Premium Fixed and Variable Deferred Annuity Contracts dated August 6, 2001 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this Statement of Additional Information have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing American General Annuity Insurance Company ("Company"), at 205 E. 10th Avenue, Amarillo, Texas 79101; 1-800-424-4990. Prospectuses are also available from our registered sales representatives.

                 CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


GENERAL INFORMATION ...............................................................................           4
         THE COMPANY ..............................................................................           4
         MARKETING INFORMATION ....................................................................           4
         ENDORSEMENTS AND PUBLISHED RATINGS .......................................................           4

TYPES OF VARIABLE ANNUITY CONTRACTS ...............................................................           6

VARIABLE ANNUITY CONTRACT GENERAL PROVISIONS ......................................................           6

FEDERAL TAX MATTERS ...............................................................................           7
         Tax Consequences of Purchase Payments ....................................................           7
         Tax Consequences of Distributions  .......................................................           9
         Special Tax Consequences -- Early Distribution ...........................................          11
         Special Tax Consequences -- Required Distributions   .....................................          12
         Tax-Free Rollovers, Transfers and Exchanges ..............................................          13

EXCHANGE PRIVILEGE ................................................................................          14
         Information Which May Be Applicable To Any Exchange                                                 14

CALCULATION OF SURRENDER CHARGE ...................................................................          14
         Illustration of Surrender Charge on Total Surrender  .....................................          14
         Illustration of Surrender Charge on a 10% Partial Surrender Followed
                  by a Full Surrender .............................................................          15

CALCULATION OF MVA OPTION ........................................................................           16

PURCHASE UNIT VALUE ...............................................................................          17
         Illustration of Calculation of Purchase Unit Value   .....................................          17
         Illustration of Purchase of Purchase Units  ..............................................          18

PERFORMANCE CALCULATIONS   ........................................................................          18
         Illustration of Calculation of Current Yield for North American -- AG Money Market
                  Fund Division ...................................................................          18
         Calculation of Current Yield for the North American -- AG Money Market Fund Division......          18
         Illustration of Calculation of Effective Yield for North American -- AG Money Market Fund
                  Division.........................................................................          18
         Calculation of Effective Yield for the North American -- AG Money Market Fund Division....          18
         Illustration of Calculation of Standardized Yield for Bond Fund Divisions ................          19
         Calculation of Average Annual Total Return................................................          19

PERFORMANCE COMPARISONS ...........................................................................          26

PAYOUT PAYMENTS....................................................................................          28
         Assumed Investment Rate...................................................................          28
         Amount of Payout Payments.................................................................          28
         Payout Unit Value.........................................................................          29
         Illustration of Calculation of Payout Unit Value .........................................          30
         Illustration of Payout Payments...........................................................          30

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS.........................................................          30

EXPERTS............................................................................................          31

COMMENTS ON FINANCIAL STATEMENTS...................................................................          31

                               GENERAL INFORMATION

THE COMPANY

         American General Annuity Insurance Company develops, markets, and issues annuity products through niche distribution channels. We market single-premium deferred annuities to the savings and retirement markets, flexible-premium deferred annuities to the tax-qualified retirement market, and single-premium immediate annuities to the structured settlement and retirement markets. The Company distributes its annuity products primarily through financial institutions, general agents and specialty brokers. As of December 31, 2000, the Company had over $22 billion in assets.

         The Company is licensed to do business in 47 states, Puerto Rico and the District of Columbia and is incorporated in the state of Texas. On February 25, 1998, the Company became an indirect, wholly-owned subsidiary of American General Corporation. On this date, the Company changed its name from Western National Life Insurance Company to American General Annuity Insurance Company. The Company serves as the custodian of, and provides general accounting services for, A.G. Separate Account A. The Company's executive offices are located at 2929 Allen Parkway, Houston, TX 77019.

MARKETING INFORMATION

         The Company may, from time-to-time, refer to itself in certain marketing materials as American General Annuity. The Company may, from time to time, refer to American General Financial Group. American General Financial Group is the marketing name for American General Corporation and its subsidiaries.

         The Company, in its marketing efforts, may refer from time-to-time to portfolio rebalancing and or asset allocation for certain Divisions of A.G. Separate Account A.

         The Company may, from time-to-time, compare the performance of the funds that serve as investment vehicles for the Contract to the performance of certain market indices. These indices are described in the "Performance Comparisons" Section of this Statement of Additional Information.

ENDORSEMENTS AND PUBLISHED RATINGS

         From time to time, the rating of the Company as an insurance company by
A. M. Best may be referred to in advertisements or in reports to Contract Owners. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's Ratings range from A++ to F.

         In addition, the claims-paying ability of the Company as measured by the Standard and Poor's Ratings Group may be referred to in advertisements or in reports to Contract Owners. A

Standard and Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard and Poor's ratings range from AAA to D.

         Further, from time to time the Company may refer to Moody's Investor's Service's rating of the Company. Moody's Investor's Service's financial strength ratings indicate an insurance company's ability to discharge senior policyholder obligations and claims and are based on an analysis of the insurance company and its relationship to its parent, subsidiaries and affiliates. Moody's Investor's Service's ratings range from Aaa to C.

         The Company may additionally refer to its Fitch, Inc. rating. A Fitch, Inc. rating is an assessment of a company's insurance claims paying ability. Fitch, Inc.'s ratings range from AAA to CCC.

         Ratings relate to the claims paying ability of the Company's General Account and not the investment characteristics of the Separate Account.

         The Company may, from time to time, refer to Lipper Analytical Services Incorporated ("Lipper"), Morningstar, Inc. ("Morningstar") and CDA/Wiesenberger Investment Companies ("CDA/Wiesenberger") when discussing the performance of its Divisions. Lipper, Morningstar and CDA/Wiesenberger are leading publishers of statistical data about the investment company industry in the United States.

         Additionally, the Company may compare the performance of the Divisions to categories published by Lipper and Morningstar. The published categories which may be utilized in comparison with the performance of the Divisions include the Morningstar Growth and Income Mutual Fund Category, Morningstar Aggressive Growth Mutual Fund Category, Morningstar Growth Mutual Fund Category, Morningstar International Stock Mutual Fund Category, Lipper Growth and Income Mutual Fund Category, Lipper Small Company Growth Mutual Fund Category, Lipper Growth Mutual Fund Category and Lipper International Mutual Fund Category. Additional Lipper or Morningstar categories may be utilized if they are deemed by the Company relevant to the performance of the Company's Divisions.

         The Company may, from time to time, refer to The Variable Annuity Research & Data Services ("VARDS") Report. The VARDS Report offers monthly analysis of the variable annuity industry, including marketing and performance information.

         Finally, the Company will utilize as a comparative measure for the performance of its Funds the Consumer Price Index ("CPI"). The CPI is a measure of change in consumer prices, as determined in a monthly survey of the U.S. Bureau of Labor Statistics. Housing costs, transportation, food, electricity, changes in taxes and labor costs are among the CPI components. The CPI provides a tool for determining the impact of inflation on an individual's purchasing power.

TYPES OF VARIABLE ANNUITY CONTRACTS

         The Contracts offered, in connection with the prospectus to which this Statement of Additional Information relates, are flexible payment deferred annuity Contracts.

         Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract. Purchase Payments are invested and accumulate on a fixed or variable basis until the date the Contract Owner selects to commence annuity payments.

         The majority of these Contracts will be sold to individuals through financial institutions in the Non-Qualified market. A smaller number of these contracts will be sold in the Qualified market through 403(b) plans and certain IRA situations.

         The Contracts are non-participating and will not share in any of the profits of the Company.

VARIABLE ANNUITY CONTRACT GENERAL PROVISIONS

         THE CONTRACT: The entire Contract consists of the Contract, the Application, if any, and any riders or endorsements attached to the Contract. The Contract may be changed or altered only by an authorized officer of the Company. A change or alteration must be made in writing.

         MISSTATEMENT OF AGE OR SEX: If the Age or sex of any Annuitant has been misstated, any Annuity benefits payable will be the Annuity benefits provided by the correct Age or sex. After Annuity Payments have begun, any underpayments will be made up in one sum with the next Annuity Payment. Any overpayments will be deducted from future Annuity Payments until the total is repaid.

         MODIFICATION: The Contract may be modified in order to maintain compliance with applicable state and federal law. When required, the Company will obtain the Owner's approval of changes and gain approval from appropriate regulatory authorities.

         NON-PARTICIPATING: The Contract will not share in any distribution of dividends.

         EVIDENCE OF SURVIVAL: The Company may require satisfactory evidence of continued survival of any person(s) on whose life Annuity Payments are based.

         PROOF OF AGE: The Company may require evidence of Age of any Annuitant or Owner.

         PROTECTION OF PROCEEDS: To the extent permitted by law, death benefits and Annuity Payments shall be free from legal process and the claim of any creditor if the person is entitled to them under the Contract. No payment and no amount under the Contract can be taken or assigned in advance of its payment date unless the Company receives the Owner's written consent.

         REPORTS: At least once each calendar year, the Company will furnish the Owner with a report showing the Contract Value as of a date not more than four months prior to the date of mailing, and will provide any other information as may be required by law. Reports will be sent to the last known address of the Owner.

         TAXES: Any taxes paid to any governmental entity relating to the Contract will be deducted from the Purchase Payment or Contract Value when incurred. The Company will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Separate Account; receipt by the Company of the Purchase Payments; or commencement of Annuity Payments. The Company may, in its sole discretion, pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date. While the Company is not currently maintaining a provision for federal income taxes with respect to the Separate Account, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. The Company will deduct any withholding taxes required by applicable law.

         REGULATORY REQUIREMENTS: All values payable under the Contract, including any paid-up annuity, cash withdrawal or death benefits that may be available, will not be less than the minimum benefits required by the laws and regulations of the state in which the Contract is delivered.

FEDERAL TAX MATTERS

         This Section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.

TAX CONSEQUENCES OF PURCHASE PAYMENTS

         403(b) Annuities. Purchase Payments made by Section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several tax limitations. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions.

         Your voluntary salary reduction contributions are generally limited to $10,500 ($9,500 before 1998), although additional "catch-up" contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to the smallest of $30,000, approximately 25% of salary, or an exclusion allowance which takes into account a number of factors. In addition, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

        408(b) Individual Retirement Annuities ("408(b) IRAs"). Annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $2,000 or 100% of compensation, and generally may be made only by individuals who:

         (i) are not active participants in another retirement plan, and are not married;

         (ii) are not active participants in another retirement plan, are married, but either (a) the spouse is not an active participant in another retirement plan, or (b) the spouse is an active participant, but the couple's adjusted gross income does not exceed $150,000;

         (iii) are active participants in another retirement plan, are unmarried, and have adjusted gross income of $32,000 (Year 2000 Figure) or less ($25,000 or less prior to 1998; adjusted upward for inflation after 1998); or

         (iv) are active participants in another retirement plan, are married, and have adjusted gross income of $52,000 (Year 2000 Figure) or less ($40,000 or less prior to 1998; adjusted upward for inflation after 1998).

         Active participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a nonworking spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the working spouse's earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year.

         You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

         (i) the lesser of $2,000 ($4,000 for you and your spouse's IRA) or 100% of compensation, over

         (ii)     your applicable IRA deduction limit.

         You may also make rollover contributions to an IRA of eligible rollover amounts from other qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.

         408A "Roth" Individual Retirement Annuities ("408A "Roth" IRAs"). After 1997, annual nondeductible contributions for 408A "Roth" IRA Contracts are limited to the lesser of $2,000 or 100% of compensation, and may be made only by individuals who:

         (i) are unmarried and have adjusted gross income of $95,000 or less; or

         (ii) are married and filing jointly and have adjusted gross income of $150,000 or less.

         The available nondeductible 408A "Roth" IRA contribution is reduced proportionately to zero where adjusted gross income exceeds the limit in (i) by $15,000 or less, or the limit in (ii) by $10,000 or less. Similarly, individuals who are married and filing separately and whose adjusted gross income is less than $10,000 may make a contribution to a Roth IRA of a portion of the otherwise applicable $2,000 or 100% of compensation limit.

         All contributions to 408(b) IRAs, traditional nondeductible IRAs and 408A "Roth" IRAs must be aggregated for purposes of the $2,000 annual contribution limit.

         Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of the participating employees' compensation. Employer contributions are excludable from the employees' taxable income and, cannot exceed the lesser of $30,000 or 25% of your compensation.

         Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. These salary reduction contributions may not exceed $7,000, indexed for inflation in later years. Such plans, if established by December 31, 1996, may still allow employees to make these contributions.

         Savings Incentive Match Plan for Employees ("SIMPLE"). Employer and employee contributions under a SIMPLE Retirement Account Plan are made to a separate individual retirement account or annuity for each employee. Employee salary reduction contributions cannot exceed $6,000 in any year. Employer contributions can be a matching or a nonelective contribution of a percentage as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.

         Non-Qualified Contracts. Purchase Payments made under Non-Qualified Contracts are neither excludable from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit Value of a Non-Qualified Contract resulting from the investment performance of A.G. Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons, however, are currently taxable on any annual increase in the Purchase Unit Value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

TAX CONSEQUENCES OF DISTRIBUTIONS

         403(b) Annuities. Voluntary salary reduction amounts accumulated after December 31, 1988, and earnings on voluntary contributions before and after that date, may not be distributed before one of the following:

         (1)      attainment of age 59-1/2;

         (2)      separation from service;

         (3)      death;

         (4)      disability, or

         (5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

         Similar restrictions will apply to all amounts transferred from a
Section 403(b)(7) custodial account (other than rollover contributions). Contributions which are not subject to these restrictions, such as employer contributions to a Section 403(b) annuity, may be subject to restrictions under the sponsoring employer's plan, if any. Distributions are taxed as ordinary income to the recipient in accordance with Section 72.

         408(b) IRA, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Conversions of a 408(b) or traditional IRA to a 408A "Roth" IRA, where permitted, are generally taxable in the year of the rollover or conversion. Such rollovers of conversions completed in 1998 are generally eligible for pro-rata federal income taxation over four years. Individuals with adjusted gross income over $100,000 are generally ineligible for such conversions, regardless of marital status, as are married individuals who file separately.

         408A "Roth" IRAs. "Qualified" distributions upon attainment of age 59-1/2, death, disability or for first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to taxpayer's first 408A "Roth" IRA. The five-year holding period may be different for determining whether a distribution allocable to a conversion contribution is subject to the 10% penalty tax. Qualified distributions may be subject to state income tax in some states. Other distributions are generally taxable to the extent that the distribution exceeds purchase payments.

         Non-Qualified Contracts. Partial redemptions from a Non-Qualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a Non-Qualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a Non-Qualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from the Company (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

         When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, such individuals generally are entitled to deduct the unrecovered amount on their final tax return.

SPECIAL TAX CONSEQUENCES -- EARLY DISTRIBUTION

         403(b) Annuities, 408(b) IRAs, SEPs and SIMPLE IRAs. Taxable distributions received before the recipient attains age 59-1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

         (1)      death;

         (2)      disability;

         (3) separation from service after a participant reaches age 55 (only applies to qualified plans and 403(b) annuities);

         (4) separation from service at any age, if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary); and

         (5) distributions which do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

         Separation from service is not required for distributions from an IRA, SEP or SIMPLE IRA under #4 above. Certain distributions from a SIMPLE IRA within two years after first participating in the plan may be subject to a 25% penalty, rather than a 10% penalty.

         After 1997, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from this penalty tax:

         (6) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

         (7) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

         (8) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

         408A "Roth" IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax as other IRAs.

SPECIAL TAX CONSEQUENCES -- REQUIRED DISTRIBUTIONS

         403(b) Annuities. Generally, minimum required distributions must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70-1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period that does not exceed the life or life expectancies of the Participant (or lives or joint life expectancies of the Participant and Beneficiary). The minimum amount payable can be determined several different ways. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

         Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

         (i)      should begin to be paid when the Participant attains age 75;
                  and

         (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

The 50% rule will not apply if a Participant's spouse is the joint annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of Section 403(b)(10).

         At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Participant and in effect at the time of death.

         A participant generally may aggregate his or her 403(b) contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the plan, contract, or account otherwise provides.

         408(b) IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

         (1)      there is no exception for pre-1987 amounts; and

         (2) there is no available postponement, past April 1 of the calendar year following the calendar year in which age 70-1/2 is attained.

         A participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the contract or account otherwise provides.

         408A "Roth" IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A "Roth" IRAs during the owner's lifetime, but generally do apply after the owner's death.

         A beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the contract or account otherwise provides.

         Non-Qualified Contracts. Tax laws do not require commencement of distributions from Non-Qualified Contracts at any particular time during the Owner's lifetime, provided that the Owner is a natural person, and generally do not limit the duration of annuity payments.

         At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Participant at the time of death.

TAX-FREE ROLLOVERS, TRANSFERS AND EXCHANGES

         403(b) Annuities. Tax-free transfers between 403(b) annuity contracts and/or 403(b)(7) custodial accounts, and tax-free rollovers from 403(b) programs to 408(b) IRAs or other 403(b) programs, are permitted under certain circumstances.

         408(b) IRAs. Funds may be transferred tax-free to a 408(b) IRA Contract from a 403(b) Annuity, or 401(a) or 403(a) Qualified Plan under certain conditions. These amounts may subsequently be rolled over on a tax-free basis to another 403(b) Annuity Contract or 401(a) or 403(a) Qualified Plan from this "conduit" IRA if no additional contributions have been made to that IRA. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth
IRA) to another provided that no more than one such rollover is made during any twelve-month period.

         408A "Roth" IRAs. Funds may be transferred tax-free from one 408A "Roth" IRA to another. Funds in a 408(b) IRA may be rolled in a taxable transaction to a 408A "Roth" IRA by individuals who:

         (i) have adjusted gross income of $100,000 or less, whether single or married filing jointly; and

         (ii)     are not married filing separate returns.

         Special, complicated rules governing holding periods, escape from the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A "Roth" IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

         SEPs. Funds may be rolled over tax-free from one SEP only to another SEP or a 408(b) IRA.

         Non-Qualified Contracts. Certain of the Non-Qualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. The exchange of one annuity contract for another is a tax-free transaction under Section 1035, but is reportable to the IRS.

EXCHANGE PRIVILEGE

         In the prospectus we describe generally how under certain conditions we will allow you to exchange from other fixed and/or variable contracts we issue (other contracts) to the Contracts.

INFORMATION WHICH MAY BE APPLICABLE TO ANY EXCHANGE

         -        The maximum surrender charge in the Contracts is 5%;

         - The Contracts offer four death benefit choices; a standard death benefit, an optional enhanced death benefit and an optional annual step-up death benefit; and an optional gain preservation death benefit.

         -        The Contracts have a 1.25% mortality and expense charge.

         -        The Contracts have a 0.15% administration charge.

CALCULATION OF SURRENDER CHARGE

         The surrender charge is discussed in the Prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER


                    TRANSACTION HISTORY
  DATE                 TRANSACTION                                    AMOUNT
  ----                 -----------                                    ------

 2/1/96              Purchase Payment                                 $10,000
 2/1/97              Purchase Payment                                   5,000
 2/1/98              Purchase Payment                                  15,000
 2/1/99              Purchase Payment                                   2,000
 2/1/00              Purchase Payment                                   3,000
 2/1/01              Purchase Payment                                   4,000
[2/1/01              Purchase Payment                                  1,000]
 7/1/01              Total Purchase Payments                           40,000
                     (Assumes Account Value is $50,000)

         Assume the Account Value at the time of full withdrawal is $50,000 (7/1/01), and the Account Value on the previous anniversary (2/1/98) was $45,000. 10% of $45,000 ($4,500) is not subject to Surrender Charge. Assume that the 1% Bonus has not been credited to any Purchase Payments.

         The total Surrender Charge is:

         (10,000 -- 4,500) * 1% + 5,000 * 2% + 15,000 * 3% + 2,000 * 4% + 3,000
         * 5% + 4,000 * 5% + 1,000 * 5% = $1,085*

ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A FULL SURRENDER

                TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)

 DATE                   TRANSACTION                                   AMOUNT
 ----                   -----------                                   ------

 2/1/96              Purchase Payment                                 $10,000
 2/1/97              Purchase Payment                                   5,000
 2/1/98              Purchase Payment                                  15,000
 2/1/99              Purchase Payment                                   2,000
 2/1/00              Purchase Payment                                   3,000
 2/1/01              Purchase Payment                                   4,000
[2/1/01              Purchase Payment                                  1,000]
 7/1/01              10% Partial Surrender                              4,000
                     (Assumes Account Value is $40,000)
8/1/98               Full Surrender

         a. Since this is the first partial surrender in this participant year, calculate free withdrawal amount (10% of the value as of 2/1/01).

                  10% * 40,000 = $4,000 (no charge on this 10% withdrawal)

         b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated is $40,000 -- $4,000 = $36,000

         c.       The Surrender Charge is

                  (10,000 -- 4,000) * 1% + 5,000 * 2% + 15,000 * 3% + 2,000
                  * 4% + 3,000 * 5% + 4,000 * 5% + 1,000 * 5% = $1,090.*

         d.       Assume that the $30 Account Maintenance Charge does not apply.

         e. Assume that the 1% Bonus has not been credited to any Purchase Payments.

----------

* These calculations refer to the following surrender charge table:

       NUMBER OF YEARS SINCE              CHARGE AS PERCENTAGE OF
     DATE OF PURCHASE PAYMENT            PURCHASE PAYMENT WITHDRAWN
     ------------------------            --------------------------
                 1                                   5%
                 2                                   5%
                 3                                   5%
                 4                                   4%
                 5                                   3%
                 6                                   2%
                 7                                   1%
                8+                                   0%


CALCULATION OF MVA OPTION

         The effect of the market value adjustment may be positive or negative. If, for example, on the date of a withdrawal, the index rate described below (plus 0.5%) is higher than that index rate as of the contract's date of issue, the effect of the market value adjustment will be negative. If, for example, on the date of a withdrawal, the index rate (plus 0.5%) is lower than that index rate as of the contract's date of issue, the effect of the market value adjustment will be positive. Any negative adjustment will be waived to the extent that it would decrease the withdrawal value below the minimum guaranteed value.

         The market value adjustment is determined by the formula below, using the following factors:

         - A is an index rate determined at the beginning of each MVA term, for a security with time to maturity equal to that MVA term;

         - B is an index rate determined at the time of withdrawal, for a security with time to maturity equal to the current MVA term;

         - N is the number of months remaining in the current MVA term (rounded up to the next higher number of months); and

         - The index rates for A and B will be the U.S. Treasury Yield as quoted by Bloomberg or a comparable financial market news service, for the maturity equal to the MVA term, using linear interpolation as appropriate.

         The market value adjustment will equal:

         The amount surrendered or transferred out prior to the end of the MVA term multiplied by:

                         [(1+A)/(1+B+0.005)](N/12) -- 1

         The market value adjustment will be added to or deducted from the amount being withdrawn or transferred.

         Index rates for any calendar month will equal the average of index rates for the last 5 trading days of the previous calendar month.

         We guarantee that any reduction in the amount withdrawn or transferred will not be below the amount initially invested in the MVA Band plus the lowest minimum interest rate applicable to any of the Fixed Account Options offered under the Contract.

PURCHASE UNIT VALUE

         The calculation of Purchase Unit value is discussed in the Prospectus under "Purchase Period." The following illustrations show a calculation of a new Unit value and the purchase of Purchase Units (using hypothetical examples):

ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

1. Purchase Unit value, beginning of period ....................................     $    1.800000
2. Value of Fund share, beginning of period ....................................     $   21.200000
3. Change in value of Fund share ...............................................     $     .500000
4. Gross investment return (3)/(2)
5. Daily separate account fee* .................................................           .023585
                                                                                           .000025
                                                                                           -------
         *Mortality and expense risk fee and administration and distribution fee of 0.90% per annum used for illustrative purposes (assumes that no optional separate account charges are deducted).

6. Net investment return (4) -- (5) ............................................           .023560
                                                                                           -------
7. Net investment factor 1.000000+(6) ..........................................          1.023560
                                                                                          --------
8. Purchase Unit value, end of period (1)x(7) ..................................          1.842408
                                                                                          --------

ILLUSTRATION OF PURCHASE OF PURCHASE UNITS  (ASSUMING NO STATE PREMIUM TAX)

1. First Periodic Purchase Payment .........................................          $  100.00
2. Purchase Unit value on effective date of purchase (see Example 3) .......          $1.800000
3. Number of Purchase Units purchased (1)/(2) ..............................             55.556
4. Purchase Unit value for valuation date following purchase (see Example 3)          $1.842408
                                                                                      -----------
5. Value of Purchase Units in account for valuation date following
    purchase (3)x(4) .......................................................          $  102.36
                                                                                      -----------


PERFORMANCE CALCULATIONS

ILLUSTRATION OF CALCULATION OF CURRENT YIELD FOR NORTH AMERICAN -- AG MONEY MARKET FUND DIVISION

         The current yield quotation based on a seven day period is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Purchase Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by 365/7.

CALCULATION OF CURRENT YIELD FOR THE NORTH AMERICAN -- AG MONEY MARKET FUND DIVISION

         The 7-Day current yield for the North American -- AG Money Market Fund Division is 4.68%.

ILLUSTRATION OF CALCULATION OF EFFECTIVE YIELD FOR NORTH AMERICAN -- AG MONEY MARKET FUND DIVISION

         An effective yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Purchase Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) (365/7)] -- 1

CALCULATION OF EFFECTIVE YIELD FOR THE NORTH AMERICAN -- AG MONEY MARKET FUND DIVISION

         The 7-Day effective yield for the North American -- AG Money Market Fund Division is 4.79%.

ILLUSTRATION OF CALCULATION OF STANDARDIZED YIELD FOR BOND FUND DIVISIONS

         The standardized yield quotation based on a 30-day period is computed by dividing the net investment income per Purchase Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:

                         YIELD = 2 [(a -- b + 1)(6) -- 1]
                                     ------
                                       cd
Where:

                  a = net investment income earned during the period by the Fund attributable to shares owned by the Division

                  b = expenses accrued for the period (net of reimbursements)

                  c = the average daily number of Purchase Units outstanding during the period

                  d = the maximum offering price per Purchase Unit on the last day of the period



         Yield on each Division is earned from dividends declared and paid by the Fund, which are automatically reinvested in Fund shares.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

         Average Annual Total Return quotations for the 1, 5, and 10 year periods ended December 31, 2000, the date of the most recent balance sheet included in this registration statement, are computed by finding the average annual compounded rates of over the 1, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                 P (1+T)(n) = ERV
         Where:

                  P =   a hypothetical initial Purchase Payment of $1,000

                  T =   average annual total return

                  n =   number of years

                  ERV = redeemable value at the end of the 1, 5 or 10 year
                        periods of a hypothetical $1,000 Purchase Payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof)



         The Company may advertise standardized average annual total return which, includes the surrender charge of up to 7% of Gross Purchase Payments as well as non-standardized average annual total returns and non-standardized cumulative returns, which do not include a surrender charge or maintenance fee.

         There is no sales charge for reinvested dividends. All recurring fees have been deducted. For fees which vary with the account size, an account size equal to that of the median account size has been assumed. Ending redeemable value has been determined assuming a complete redemption at the end of the 1, 5 or 10 year period and deduction of all nonrecurring charges at the end of each such period.

         In the sections above we have described a number of ways we may advertise information about the investment performance of A.G. Separate Account A Divisions. Certain performance information for each A.G. Separate Account A Division is printed in the following tables.

         The information presented does not reflect the advantage under the Contract of deferring federal income tax on increases in Account Value due to earnings attributable to Purchase Payments. The information presented also does not reflect the advantage under Qualified Contracts of deferring federal income tax on Purchase Payments.

         The performance results shown in the following tables are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Contract owner.

         Table III is calculated using the Maximum Separate Account Charges you would pay under the Contract. This maximum amount, 1.90%, would be deducted on a daily basis from your Variable Account Options. This charge includes the Separate Account Charges of 1.25% for the Mortality and Expense Risk Fee and 0.15% for the Administration Fee. The 1.90% charge also includes 0.50% for the Gain Preservation Death Benefit Charge.

         Tables I, II, IV and V are calculated using only standard Separate Account Charges of 1.40%. These charges include 1.25% for the Mortality and Expense Risk Fee and 0.15% for the Administrative Fee. No Optional Separate Account Charges are included.

                                                                         TABLE I
  AVERAGE ANNUAL TOTAL RETURN (NOT INCLUDING OPTIONAL SEPARATE ACCOUNT CHARGES)
              WITH NO SURRENDER CHARGE OR MAINTENANCE FEE IMPOSED*
         (FROM SEPARATE ACCOUNT DIVISION INCEPTION TO DECEMBER 31, 2000)

                        FUND AND DIVISION**                                                                           DIVISION
                                                                                                          SINCE       INCEPTION
                                                                        1 YEAR    5 YEARS     10 YEARS    INCEPTION     DATE
                                                                        ------    -------     --------    ---------     ----

AIM V.I. Capital Appreciation Fund (Division 8)                          -12.15%    ---         ---         17.11%    11/23/98
AIM V.I. Diversified Income Fund (Division 9)                             -0.71     ---         ---          -1.52    11/23/98
Janus Aspen Growth Portfolio - Service Shares (Division 16)               ---       ---         ---          ---      11/15/00
Janus Aspen International Growth Portfolio - Service Shares
(Division 17)                                                             ---       ---         ---          ---      11/15/00
MFS VIT Capital Opportunities Series (Division 18)                        ---       ---         ---           ---     11/15/00
North American - AG Government Securities Fund (Division 4)               11.33     ---         ---          11.05    12/23/99
North American - AG Growth & Income Fund (Division 1)                    -12.10     ---         ---          -9.84    12/23/99
North American - AG High Yield Bond Fund (Division 19)                    ---       ---         ---           ---     11/15/00
North American - AG International Equities Fund (Division 2)             -18.46     ---         ---         -15.03    12/23/99
North American - AG Money Market Fund (Division 6)                         4.53     ---         ---           4.56    12/23/99
North American - AG Stock Index Fund (Division 5)                        -10.62     ---         ---          -8.41    12/23/99
North American - AG Strategic Bond Fund (Division 20)                      ---      ---         ---           ---     11/15/00
North American - Neuberger Berman MidCap Value Fund (Division 21)          ---      ---         ---           ---     11/15/00
North American - T. Rowe Price Science & Technology Fund (Division
23)                                                                        ---      ---         ---           ---     11/15/00
OCCAT Managed Portfolio (Division 3)                                       8.22     ---         ---           9.32    12/23/99
Oppenheimer Capital Appreciation Fund/VA (Division 10)                    -1.62     ---         ---          21.95    11/23/98
Oppenheimer High Income Fund/VA (Division 12)                             -5.08     ---         ---          -0.79    11/23/98
Oppenheimer Main Street Growth & Income Fund/VA (Division 11)            -10.05     ---         ---           6.07    11/23/98
Oppenheimer Small Cap Growth Fund/VA (Division 13)                       -19.48     ---         ---          12.66    11/23/98
Putnam VT Global Growth Fund - Class IB Shares (Division 24)               ---      ---         ---           ---     11/15/00
Templeton Developing Markets Fund Class 2 (Division 14)(1)               -32.99     ---         ---          -0.20    11/23/98
Templeton International Fund Class 2 (Division 15)(2)                     -3.74     ---         ---           8.18    11/23/98
Van Kampen LIT Emerging Growth Portfolio  (Division 7)                   -11.41     ---         ---          -6.89    12/23/99

-----------------
See Footnotes following Table III.

                                                                        TABLE II
       CUMULATIVE RETURN (NOT INCLUDING OPTIONAL SEPARATE ACCOUNT CHARGES)
              WITH NO SURRENDER CHARGE OR MAINTENANCE FEE IMPOSED*
         (FROM SEPARATE ACCOUNT DIVISION INCEPTION TO DECEMBER 31, 2000)

                                                                                                                        DIVISION
                                                                                                            SINCE       INCEPTION
FUND AND DIVISION**                                                      1 YEAR    5 YEARS    10 YEARS      INCEPTION    DATE
-------------------                                                      ------    -------    --------      ---------    ----

AIM V.I. Capital Appreciation Fund (Division 8)                          -12.15%     ---        ---         17.11%      11/23/98
AIM V.I. Diversified Income Fund (Division 9)                              -0.71     ---        ---          -1.52      11/23/98
Janus Aspen Growth Portfolio - Service Shares (Division 16)                 ---      ---        ---           ---       11/15/00
Janus Aspen International Growth Portfolio - Service Shares
(Division 17)                                                               ---      ---        ---           ---       11/15/00
MFS VIT Capital Opportunities Series (Division 18)                          ---      ---        ---           ---       11/15/00
North American - AG Government Securities Fund (Division 4)                11.33     ---        ---          11.05      12/23/99
North American - AG Growth & Income Fund (Division 1)                     -12.10     ---        ---          -9.84      12/23/99
North American - AG High Yield Bond Fund (Division 19)                      ---      ---        ---           ---       11/15/00
North American - AG International Equities Fund (Division 2)              -18.46     ---        ---         -15.03      12/23/99
North American - AG Money Market Fund (Division 6)                          4.53     ---        ---           4.56      12/23/99
North American - AG Stock Index Fund (Division 5)                         -10.62     ---        ---          -8.41      12/23/99
North American - AG Strategic Bond Fund (Division 20)                       ---      ---        ---           ---       11/15/00
North American - Neuberger Berman MidCap Value Fund (Division 21)           ---      ---        ---           ---       11/15/00
North American - T. Rowe Price Science & Technology Fund (Division
23)                                                                         ---      ---        ---           ---       11/15/00
OCCAT Managed Portfolio (Division 3)                                        8.22     ---        ---           9.32      12/23/99
Oppenheimer Capital Appreciation Fund/VA (Division 10)                     -1.62     ---        ---          21.95      11/23/98
Oppenheimer High Income Fund/VA (Division 12)                              -5.08     ---        ---          -0.79      11/23/98
Oppenheimer Main Street Growth & Income Fund/VA (Division 11)             -10.05     ---        ---           6.07      11/23/98
Oppenheimer Small Cap Growth Fund/VA (Division 13)                        -19.48     ---        ---          12.66      11/23/98
Putnam VT Global Growth Fund - Class IB Shares (Division 24)                ---      ---        ---           ---       11/15/00
Templeton Developing Markets Fund Class 2 (Division 14)(1)                -32.99     ---        ---          -0.20      11/23/98
Templeton International Fund Class 2 (Division 15)(2)                      -3.74     ---        ---           8.18      11/23/98
Van Kampen LIT Emerging Growth Portfolio  (Division 7)                    -11.41     ---        ---          -6.89      11/15/00

-------------
    * The performance figures in the Table reflect the investment performance for the Divisions for the stated periods and should not be used to infer that future performance will be the same.

   ** On November 15, 2000, Divisions 16-25 commenced operations. Accordingly, the Standard Average Annual Total Return for Divisions 16-25 will be shown when it becomes available.

  (1) Effective May 1, 2000 the Templeton Developing Markets Fund (previously offered under the Contract) merged with the Templeton Developing Markets Equity Fund. At the same time as the merger, the Templeton Developing Markets Fund changed its name to the Templeton Developing Markets Securities Fund. Also effective with this merger, the Templeton Developing Markets Fund Division 14 was renamed the Templeton Developing Markets Securities fund Division 14. Accordingly, the performance figures for the Division through December 31, 1999, reflect the actual historical performance of the Templeton Developing Markets Fund Division 14.

  (2) Effective May 1, 2000 the Templeton International Fund merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Accordingly, the performance figures in the Table for the Fund through March 31, 2000, reflect the historical performance and inception date of the Templeton International Fund. Additionally, performance for Class 2 shares reflects a blended figure, combining: (a) for periods prior to Class 2's inception of May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Blended figures assume reinvestment of dividends and capital gains.
                                                                      TABLE III

                  AVERAGE ANNUAL TOTAL RETURN OF AN INVESTMENT
    IN A HYPOTHETICAL CONTRACT* (INCLUDING MAXIMUM SEPARATE ACCOUNT CHARGES)
                WITH SURRENDER CHARGE AND MAINTENANCE FEE IMPOSED
              (FROM UNDERLYING FUND INCEPTION TO DECEMBER 31, 2000)



                                                                                                                        FUND
                                                                                                           SINCE        INCEPTION
FUND AND DIVISION**                                                     1 YEAR    5 YEARS   10 YEARS       INCEPTION    DATE
-------------------                                                     ------    -------   --------       ---------    ----

AIM V.I. Capital Appreciation Fund (Division 8)                         -17.64%     12.98%     ---           15.12%     5/5/93
AIM V.I. Diversified Income Fund (Division 9)                             -6.24       1.80     ---            3.16      5/5/93
Janus Aspen Growth Portfolio - Service Shares (Division 16)(1)           -21.42      16.57     ---           15.43      9/13/93
Janus Aspen International Growth Portfolio - Service Shares
(Division 17)(1)                                                         -22.78      20.25     ---           17.49      5/2/94
MFS VIT Capital Opportunities Series (Division 18)                       -10.50                ---           20.34      8/14/96
North American - AG Government Securities Fund (Division 4)                5.75       3.33    5.29%           ---       1/16/86
North American - AG Growth & Income Fund (Division 1)                    -17.59      11.42     ---           12.61      4/29/94
North American - AG High Yield Bond Fund (Division 19)                   -12.81       ---      ---           -3.04      9/21/98
North American - AG International Equities Fund (Division 2)             -24.06       4.21     5.48           ---       10/2/89
North American - AG Money Market Fund (Division 6)                        -1.04       2.72     2.68           ---       1/16/86
North American - AG Stock Index Fund (Division 5)                        -16.11      15.54    14.75           ---       4/20/87
North American - AG Strategic Bond Fund (Division 20)                     -4.79       ---      ---             0.5      9/21/98
North American - Neuberger Berman MidCap Value Fund (Division 21)         21.53       ---      ---           28.39      9/21/98
North American - Putnam Opportunities Fund (Division                       ---        ---      ---            ---       10/1/00
North American - T. Rowe Price Science & Technology Fund (Division
23)                                                                      -40.45      14.59     ---           22.71      4/29/94
OCCAT Managed Portfolio (Division 3)(2)                                    2.65      10.63    15.90           ---       8/1/88
Oppenheimer Capital Appreciation Fund/VA (Division 10)                    -7.15      20.16    17.21           ---       4/3/85
Oppenheimer High Income Fund/VA (Division 12)                            -10.60       2.96     9.61           ---       4/30/86
Oppenheimer Main Street Growth & Income Fund/VA (Division 11)            -15.54      12.86     ---           16.19      7/5/95
Oppenheimer Small Cap Growth Fund/VA (Division 13)                       -24.95       ---      ---            1.75      5/1/98
Putnam VT Global Growth Fund - Class IB Shares (Division 24)             -36.14      12.45    11.06           ---       5/1/90
Putnam VT Voyager Fund II - Class IB Shares (Division                      ---        ---      ---            ---
Templeton Developing Markets Fund Class 2 (Division 14)(3)               -38.39       ---      ---           -14.78     3/1/96
Templeton International Fund Class 2 (Division 15)(4)                     -9.26      10.63     ---            10.92     5/1/92
Van Kampen LIT Emerging Growth Portfolio  (Division 7)                   -16.91      26.25     ---            27.05     7/3/95


--------------
See Footnotes following Table VI.

                                                                       TABLE IV
                  AVERAGE ANNUAL TOTAL RETURN OF AN INVESTMENT
  IN A HYPOTHETICAL CONTRACT* (NOT INCLUDING OPTIONAL SEPARATE ACCOUNT CHARGES)
               WITH NO SURRENDER CHARGE OR MAINTENANCE FEE IMPOSED
              (FROM UNDERLYING FUND INCEPTION TO DECEMBER 31, 2000)


                                                                                                                         FUND
                                                                                                          SINCE       INCEPTION
FUND AND DIVISION**                                                       1 YEAR   5 YEARS   10 YEARS    INCEPTION      DATE
-------------------                                                       ------   -------   --------    ---------      ----

AIM V.I. Capital Appreciation Fund (Division 8)                           12.15%     13.87%    --           15.76%      5/5/93
AIM V.I. Diversified Income Fund (Division 9)                            -0.71        2.84     --            3.81       5/5/93
Janus Aspen Growth Portfolio - Service Shares (Division 16)(1)           -15.94      17.44     --           16.09       9/13/93
Janus Aspen International Growth Portfolio - Service Shares
(Division 17)(1)                                                         -17.32      21.09     --           18.20       5/2/94
MFS VIT Capital Opportunities Series (Division 18)                       -4.96       --        --           21.36       8/14/96
North American - AG Government Securities Fund (Division 4)               11.33       4.37      5.86        --          1/16/86
North American - AG Growth & Income Fund (Division 1)                    -12.10      12.33     --           13.33       4/29/94
North American - AG High Yield Bond Fund (Division 19)                   -7.29       --        --           -0.46       9/21/98
North American - AG International Equities Fund (Division 2)             -18.46       5.27      6.08        --          10/2/89
North American - AG Money Market Fund (Division 6)                         4.53       3.77      3.24        --          1/16/86
North American - AG Stock Index Fund (Division 5)                        -10.62      16.45     15.37        --          4/20/87
North American - AG Strategic Bond Fund (Division 20)                      0.76      --        --            3.00       9/21/98
North American - Neuberger Berman MidCap Value Fund (Division 21)         27.22      --        --           30.47       9/21/98
North American - T. Rowe Price Science & Technology Fund (Division
23)                                                                      -35.06      15.45     --           23.41       4/29/94
OCCAT Managed Portfolio (Division 3)(2)                                    8.22      11.58     16.52        --          8/1/88
Oppenheimer Capital Appreciation Fund/VA (Division 10)                   -1.62       21.00     17.82        --          4/3/85
Oppenheimer High Income Fund/VA (Division 12)                            -5.08        3.97     10.19        --          4/30/86
Oppenheimer Main Street Growth & Income Fund/VA (Division 11)            -10.05      13.75     --           17.02       7/5/95
Oppenheimer Small Cap Growth Fund/VA (Division 13)                       -19.48      --        --            3.87       5/1/98
                                                                         -30.74      13.33     11.65        --          5/1/90
Putnam VT Global Growth Fund - Class IB Shares (Division 24)             -32.99      --        --          -13.01       3/1/96
Templeton Developing Markets Fund Class 2 (Division 14)(3)               -3.74       11.55     --           11.51       5/1/92
Templeton International Fund Class 2 (Division 15)(4)                    -11.41      27.07     --           27.82       7/3/95


----------------
See Footnotes following Table VI.

                                                                        TABLE V
                       CUMULATIVE RETURN OF AN INVESTMENT
  IN A HYPOTHETICAL CONTRACT* (NOT INCLUDING OPTIONAL SEPARATE ACCOUNT CHARGES)
               WITH NO SURRENDER CHARGE OR MAINTENANCE FEE IMPOSED
              (FROM UNDERLYING FUND INCEPTION TO DECEMBER 31, 2000)

                                                                                                                           FUND
                                                                                                              SINCE        INCEPTION
FUND AND DIVISION**                                                         1 YEAR      5 YEARS   10 YEARS    INCEPTION    DATE
-------------------                                                         ------      -------   --------    ---------    ----

AIM V.I. Capital Appreciation Fund (Division 8)                              -12.15%      91.42%     --        206.68%     5/5/93
AIM V.I. Diversified Income Fund (Division 9)                                -0.71        15.02      --         33.10      5/5/93
Janus Aspen Growth Portfolio - Service Shares (Division 16)(1)               -15.94      123.37      --        197.00      9/13/93
Janus Aspen International Growth Portfolio - Service Shares (Division
17)(1)                                                                       -17.32      160.38      --        204.66      5/2/94
MFS VIT Capital Opportunities Series (Division 18)                            -4.96        --        --        133.49      8/14/96
North American - AG Government Securities Fund (Division 4)                   11.33      23.85       76.77      --         1/16/86
North American - AG Growth & Income Fund (Division 1)                        -12.10      78.81       --        130.42      4/29/94
North American - AG High Yield Bond Fund (Division 19)                       -7.29        --         --         -1.05      9/21/98
North American - AG International Equities Fund (Division 2)                 -18.46      29.25       80.36      --         10/2/89
North American - AG Money Market Fund (Division 6)                             4.53      20.32       37.61      --         1/16/86
North American - AG Stock Index Fund (Division 5)                            -10.62      114.10     317.88      --         4/20/87
North American - AG Strategic Bond Fund (Division 20)                          0.76      --          --          6.97      9/21/98
North American - Neuberger Berman MidCap Value Fund (Division 21)             27.22      --          --         83.17      9/21/98
North American - T. Rowe Price Science & Technology Fund (Division 23)       -35.06      105.14      --        306.91      4/29/94
OCCAT Managed Portfolio (Division 3)(2)                                        8.22      72.97      361.37      --         8/1/88
Oppenheimer Capital Appreciation Fund/VA (Division 10)                       -1.62       159.39     415.32      --         4/3/85
Oppenheimer High Income Fund/VA (Division 12)                                -5.08        21.49     163.77      --         4/30/86
Oppenheimer Main Street Growth & Income Fund/VA (Division 11)                -10.05       90.41      --        136.94      7/5/95
Oppenheimer Small Cap Growth Fund/VA (Division 13)                           -19.48       --         --         10.65      5/1/98
Putnam VT Global Growth Fund - Class IB Shares (Division 24)                 -30.74       86.95     201.05      --         5/1/90
Templeton Developing Markets Fund Class 2 (Division 14)(3)                   -32.99       --         --        -49.00      3/1/96
Templeton International Fund Class 2 (Division 15)(4)                         -3.74       72.71      --        157.11      5/1/92
Van Kampen LIT Emerging Growth Portfolio  (Division 7)                       -11.41      231.26      --        285.28      7/3/95

------------------

    * The performance figures in the Table reflect the investment performance for the Funds for the stated periods and should not be used to infer that future performance will be the same. The table reflects the historical performance of each Fund based on investment in a hypothetical Contract from the date of the Fund's inception. Hypothetical performance is based on the actual performance of the underlying Fund reduced by Separate Account fees that would have been incurred during the hypothetical period. The Standard Average Annual Total Return for Divisions 16-25 will be shown when it becomes available.

   ** As of the date of this prospectus, historical fund performance information was not available for the North American-Putnam Opportunities Fund and Putnam VT Voyager Fund II - Class IB Shares. Accordingly, there is no hypothetical historical performance to be shown for these two funds.

     (1) The Janus Aspen Series-Service Shares commenced operations on December 31, 1999. The returns shown reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The percentage show the change in performance from year-to-year during the period indicated. The Portfolios do not impose any sales or other charges that would affect performance computations. Each Portfolio's past performance does not necessarily indicate how it will perform in the future.

     (2) On September 16, 1994, an investment company which had commenced operations on August 1, 1988 then called Quest For Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the present OCC Accumulation Trust (the "New Trust"), at which time the New Trust commenced operations. The total assets of the Managed Portfolio immediately after the transaction were $682,601,380 with respect to the Old Trust and $51,345,102 with respect to the New Trust. For the period prior to September 16, 1994, the performance figure for the Managed Portfolio reflects the performance of the corresponding Managed Portfolio of the Old Trust.

     (3) Effective May 1, 2000 the Templeton Developing Markets Fund (previously offered under the Contract) merged with the Templeton Developing Markets Equity Fund. At the same time as the merger, the Templeton Developing Markets Fund changed its name to the Templeton Developing Markets Securities Fund. Accordingly, the performance figures in the Table for the Fund through December 31, 1999, reflect the historical performance and inception date of the Templeton Developing Markets Fund. Additionally, performance for Class 2 shares reflects a blended figure, combining: (a) for periods prior to Class 2's inception of May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Blended figures assume reinvestment of dividends and capital gains.

     (4) Effective May 1, 2000 the Templeton International Fund (previously offered under the Contract) merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Accordingly, the performance figures in the Table for the Fund through December 31, 1999, reflect the historical performance and inception date of the Templeton International Fund. Additionally, performance for Class 2 shares reflects a blended figure, combining:
         (a) for periods prior to Class 2's inception of May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Blended figures assume reinvestment of dividends and capital gains.

PERFORMANCE COMPARISONS

         THE PERFORMANCE OF A DIVISION MAY FROM TIME TO TIME BE COMPARED WITH THE FOLLOWING INDICES WHICH HAVE BEEN DEEMED BY THE COMPANY RELEVANT TO THE
DIVISION:

         The performance of the North American -- AG Government Securities Fund Division Four may be compared to Lehman U.S. Government Index. The Lehman Brothers U.S. Government Index consists of securities issued by the U.S. Government (i.e., securities in the Treasury and Agency Indices). It includes public obligations of the U.S. Treasury with a remaining maturity of one year or more and publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt.

         The performance of the North American -- AG Growth & Income Fund Division One, OCCAT Managed Portfolio Division Three, North American -- AG Stock Index Fund Division Five, AIM V.I. Capital Appreciation Fund Division Eight, Oppenheimer Capital Appreciation Fund/VA Division Ten, North American -- T. Rowe Price Science & Technology Fund Division Twenty-Three, MFS VIT Capital Opportunities Series Division Eighteen, North American -- Putnam Opportunities Fund Division Twenty-

Two, Putnam VT Voyager Fund II -- Class IB Shares Division
Twenty-Five, Janus Aspen Growth Portfolio -- Service Shares Division Sixteen and the Oppenheimer Main Street Growth & Income Fund/VA Division Eleven may be compared to the Standard & Poor's(R) Corporation ("S&P(R)")(1) Composite Stock Price Index ("S&P 500(R) Index"). The S&P 500(R) Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500(R) Index represents approximately 73% of the aggregate United States equity markets capitalization.

         The performance of the North American -- AG International Equities Fund Division Two, the Templeton International Securities Fund -- Class Two Division Fifteen, and the Janus Aspen International Growth Portfolio -- Service Shares Division Seventeen may be compared to the Morgan Stanley Capital International ("MSCI") EAFE Index. The MSCI EAFE Index, which commenced in 1969, is an unmanaged stock index consisting of more than 1,000 companies from Europe, Australasia and the Far East. The index is capitalization weighted. It is a well known measure for international stock performance. Total returns (with income reinvested) for the MSCI EAFE Index are published using two methods. The first method includes gross income (income earned without subtracting foreign income taxes which may be withheld from foreign investors). The second method includes net income (income earned after subtracting estimated foreign taxes). The Division currently compares its performance with the index using the second method.

         The performance of the North American -- AG Money Market Fund Division Six may be compared to Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index (Primary CD Index). The index is a money market index which reflects the average rate paid by New York Banks on certificates of deposit of more than $100,000. The Index for 30 days is published daily.

         The performance of the Van Kampen LIT Emerging Growth Portfolio Division Seven may be compared to Russell 2000(R) Index ("Russell 2000")(2) and S&P MidCap 400(R) Index. The Russell 2000 was developed in 1984 by the Frank Russell Trust Company to track the stock market performance of small capitalization domestic stocks. The Russell 2000 is market weighted and consists of approximately 2000 stocks. Stocks included in the Russell 2000 are chosen by the Frank Russell Trust Company on the basis of their market size. The S&P MidCap 400(R) Index is market weighted and consists of 400 stocks of domestic companies having a median market capitalization of approximately $1.37 billion. Stocks included in the S&P MidCap 400(R) Index are chosen on the basis of their market size, liquidity and industry group representation. No stocks included in the S&P 500 Index are included in the S&P MidCap 400(R) Index.

--------
(1) "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "S&P MidCap 400(R)" are trademarks of Standard and Poor's ("S&P"). None of the Funds are sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in these Funds.

(2) The "Russell 2000(R) Index" and the "Russell 1000(R) Index" are trademark/service marks of the Frank Russell Trust Company. Russell(TM) is a trademark of the Frank Russell Trust Company.

         The performance of the AIM V.I. Diversified Income Fund Division Nine and the North American -- AG Strategic Bond Fund Division Twenty, may be compared to Lehman Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities rated BBB or better.

         The performance of the North American -- AG High Yield Bond Fund Division Nineteen may be compared to the Salomon Brothers High Yield Market Index.

         The performance of the Oppenheimer High Income Fund/VA Division Twelve may be compared to Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index is an unmanaged index of U.S. corporate and government bonds that is a measure of the performance of the high-yield corporate bond market.

         The performance of the Oppenheimer Small Cap Growth Fund/VA Division Thirteen may be compared to the Russell 2000 Index. (See description above.)

         The performance of the North American -- Neuberger Berman MidCap Value Fund Division Twenty-One may be compared to the Russell Mid Cap Index.

         The performance of the Templeton Developing Markets Securities Fund -- Class Two Division Fourteen and the Putnam VT Global Growth Fund -- Class IB Shares Division Twenty-Four, may be compared to MSCI World Index. The MSCI World Index is an unmanaged capitalization weighted index consisting of more than 1500 issues from 22 countries as well as certain South African gold mining issues.

PAYOUT PAYMENTS

ASSUMED INVESTMENT RATE

         The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3% per annum. The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of A.G. Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

         The amount of the first variable annuity payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date payout payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

         The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%.

         The portion of the first monthly variable payout payment derived from a Division of A.G. Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

         In any subsequent month, the dollar amount of the variable payout payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous payout payment, less an adjustment to neutralize the 3% or other Assumed Investment Rate referred to above.

         Therefore, the dollar amount of variable payout payments after the first will vary with the amount by which the net investment return is greater or less than 3% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first payout payment in the next year will be approximately 2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first payout payment in the next year will be approximately 2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

         Each deferred Contract provides that, when fixed payout payments are to be made under one of the first three payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE

         The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

         The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

                ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

1. Payout Unit value, beginning of period .........          $        .980000
2. Net investment factor for Period (see Example 3)                  1.023558
3. Daily adjustment for 3% Assumed Investment Rate                    .999906
4. (2)x(3) ........................................                  1.023462
5. Payout Unit value, end of period (1)x(4) .......          $       1.002993

                         ILLUSTRATION OF PAYOUT PAYMENTS

 1. Number of Purchase Units at Payout Date ................             10,000.00
 2. Purchase Unit value (see Example 3) ....................          $   1.800000
 3. Account Value of Contract (1)x(2) ......................          $  18,000.00
 4. First monthly Payout Payment per $1,000 of Account Value          $       5.63
 5. First monthly Payout Payment (3)x(4)/1,000 .............          $     101.34
 6. Payout Unit value (see Example 10) .....................          $    .980000
 7. Number of Payout Units (5)/(6) .........................               103.408
 8. Assume Payout Unit value for second month equal to .....          $    .997000
 9. Second monthly Payout Payment (7)x(8) ..................          $     103.10
10. Assume Payout Unit value for third month equal to ......          $    .953000
11. Third monthly Payout Payment (7)x(10) ..................          $      98.55


DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

         The Company has qualified or intends to qualify the Contracts for sale in 47 states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

         The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. (the "NASD"). In some cases the broker-dealers are exempt from registration. The principal underwriter for A.G. Separate Account A is American General Distributors, Inc. ("Distributor"). Distributor was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, the Distributor is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. Distributor is a Delaware corporation organized in 1994 and is a member of the NASD.

         The broker-dealers whose agents sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each Purchase Payment. The Company may from time to time pay a trail commission to the licensed agents who sell the Contracts. (These various commissions are paid by the Company and do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.)

         Pursuant to its underwriting agreement with Distributor and A.G. Separate Account A, the Company reimburses Distributor for reasonable sales expenses, including overhead expenses. Sales commissions paid for the years 1998, 1999 and 2000 were $8,646,861.37, $6,110,251.97 and $ 3,776,839.59, respectively. Distributor retained $0 in Commissions for the years, 1998, 1999 and 2000.

EXPERTS

         The balance sheets of the Company at December 31, 2000 and 1999, and the related statements of income, changes in stockholder's equity, comprehensive income, and cash flows for the years ended December 31, 2000 and 1999, the ten months ended December 31, 1998, and the two months ended February 28,1998, and the statements of net assets and operations for the Company's A.G. Separate Account A at December 31, 2000 and for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, all of which are included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports appearing elsewhere herein and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

         The address of Ernst & Young LLP, independent auditors for the financial statements of American General Annuity Insurance Company and A. G. Separate Account A, is One Houston Center, 1221 McKinney Street, Suite 2400, Houston, Texas 77010-2007.

COMMENTS ON FINANCIAL STATEMENTS

         The financial statements of American General Annuity Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

         The Separate Account financial statements contained herein reflect the composition of the Separate Account as of December 31, 2000, and for the year then ended.